                                   PROSPECTUS

                               September 12, 2003

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

This prospectus describes a single premium immediate variable annuity contract offered to individuals within groups. The minimum initial premium is $20,000. Additional premiums are not accepted. Please read this prospectus carefully before investing and keep it for future reference.

The description of the contract in this prospectus is fully applicable to your certificate and the word "contract" includes any such certificate.

The contract is available as a qualified contract, such as an individual retirement annuity contract funded with rollovers from tax-qualified plans, and as a non-qualified contract funded with money from any source.

The contract provides several options for annuity payments beginning on the Income Start Date. You select the annuity option at the time of purchase and annuity payments must begin within 12 months of the Contract Date.

The contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals and surrenders, the contract is not suitable as a short-term investment.

Contracts and/or certain contract features offered by this prospectus may not be available in all states.

The contract has 25 investment options to which you can allocate your money - 24 variable investment options and one fixed investment option. If your contract is a tax-deferred non-qualified annuity that is not part of your retirement plan, those variable investment options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans (Vanguard public Mutual Funds), will not be available for you to allocate your money within your contract. The fixed investment option is part of our general account and, if chosen, each of your annuity payments will generally be the same amount. If you allocate your money to the variable investment options, the periodic annuity payments will change depending on the investment performance of the funds you select. You bear the investment risk. The variable investment options are funds of the Vanguard Variable Insurance Fund ("Vanguard VIF Portfolios") and the Vanguard public Mutual Funds ("Vanguard Funds"). The Vanguard VIF Portfolios and the Vanguard Funds are collectively referred to in this prospectus as the "funds."

To learn more about the contract, you can obtain a copy of the Statement of Additional Information ("SAI") dated September 12, 2003. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The table of contents of the SAI appears on the last page of this prospectus. For a free copy of the SAI, call Vanguard Annuity and Insurance Services at (800) 522-5555 (between 8 a.m. and 8 p.m. Eastern time) or write to Vanguard Annuity and Insurance Services at P.O. Box 1105, Valley Forge, PA 19482-1105. You can also contact AIG Life Insurance Company,
Attention: Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801 (telephone: 877-299-1724).

In addition, the SEC maintains a website at http://www.sec.gov that contains the prospectus, SAI, materials incorporated by reference and other information that we have filed electronically with the SEC.

Variable annuities involve risks, including possible loss of principal or reduced income. They are not a deposit of any bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The SEC has not approved or disapproved of the contract or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

DEFINITIONS....................................................................4

SUMMARY OF THE CONTRACT........................................................6

FEE TABLES....................................................................10

CONDENSED FINANCIAL INFORMATION...............................................11

INVESTMENT OPTIONS............................................................11

EXPENSES......................................................................17

THE CONTRACT..................................................................20

ANNUITY PAYMENTS..............................................................26

ACCESS TO YOUR MONEY..........................................................31

DEATH BENEFIT.................................................................32

PERFORMANCE...................................................................33

TAXES.........................................................................34

OTHER INFORMATION.............................................................40

FINANCIAL STATEMENTS..........................................................41

APPENDIX A....................................................................43

APPENDIX B....................................................................44

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................49

                                   DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

Annuitant - The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the contract, but in some circumstances the owner may not be the Annuitant. In addition, certain annuity options under the contract permit a Joint Annuitant.

Annuity Payment Option - The method in which you choose to receive your stream of annuity payment(s).

Annuity Unit - An accounting unit of measure used to calculate annuity payments after the Income Start Date.

Assumed Investment Return - The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

Company - AIG Life Insurance Company, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Contract Anniversary - An anniversary of the date we issued your contract.

Contract Date - The date your contract is issued and becomes effective.

Contract Year - Each twelve-month period beginning on the Contract Date.

Income Change Date - The date on which the amount of your next variable annuity payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable annuity payments (monthly, quarterly, semi-annual or annual basis), which is specified in your contract.

Income Start Date - The date on which annuity payments begin. You choose this date when you purchase the contract. Because the contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that annuity payments begin for an indefinite period of time.)

Non-Qualified Contract - An annuity purchased with dollars already subject to taxation.

Premium Payment - Money sent to us to be invested in your contract. Because the contract is a single premium contract, you are permitted to make only one premium payment to us.

Premium Tax - A tax charged by a state or municipality on Premium Payments.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

Right to Examine Period - Time period immediately following the Issue Date, when you may return your contract to the Company.

Valuation Date - Each day that the New York Stock Exchange is open for trading.

Valuation Period - The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

                             SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the contract. You can find additional information later in this prospectus, in the SAI, and in the contract. This prospectus applies principally to the variable investment options and related aspects of the contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

Purpose of the Annuity Contract

The single premium immediate variable annuity contract described in this prospectus provides annuity payments to the Annuitant for his or her life, and, under certain options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

The contract is intended for people who want to provide a stream of income payments, generally for retirement but also for other long-term purposes.

Type of Contract

If you are eligible, you may purchase the contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, governmental 457 Plans, or IRAs. You may also purchase the contract as a non-qualified retirement plan for an individual.

Purchase of the Contract

The minimum amount to purchase a contract is $20,000. We reserve the right to accept a premium payment below that amount or reject a premium payment in excess of limits we establish from time to time. In general, we will not issue a contract to anyone who is over age 85, but reserve the right to increase or decrease that age.

The Investment Options

When you purchase the contract, you may allocate your Premium Payment to our variable account to provide a variable annuity. Our variable account is divided into subaccounts, 24 of which are offered under the contract. Each of the 24 subaccounts invest exclusively in shares of a specific Vanguard Fund or Vanguard VIF Portfolio. The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the contracts.

The Vanguard Funds are only available if your contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified contracts. You can allocate your premium payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Fund prospectuses:

Vanguard Funds (and their fund managers)

 Managed by Vanguard's Quantitative Equity Group
     .    Vanguard/(R)/ Total International Stock Index Fund

 Managed by Wellington Management Company, LLP
     .    Vanguard/(R)/ Dividend Growth Fund
     .    Vanguard/(R)/ GNMA Fund
     .    Vanguard/(R)/ Health Care Fund

 Managed by Vanguard's Fixed Income Group
     .    Vanguard/(R)/ Inflation-Protected Securities Fund

Also included in the Vanguard Funds are the:
     .    Vanguard/(R)/ LifeStrategy/(R)/ Conservative Growth Fund
     .    Vanguard/(R)/ LifeStrategy/(R)/ Growth Fund
     .    Vanguard/(R)/ LifeStrategy/(R)/ Income Fund
     .    Vanguard/(R)/ LifeStrategy/(R)/ Moderate Growth Fund

The Board of Trustees of the LifeStrategy/(R)/ Funds decides how to allocate their assets among the underlying funds. The Vanguard Group serves as the manager of the underlying funds.

Vanguard VIF Portfolios (and their portfolio managers)

Managed by Vanguard's Fixed Income Group
     .    Vanguard VIF Money Market Portfolio
     .    Vanguard VIF Short Term Corporate Portfolio
     .    Vanguard VIF Total Bond Market Index Portfolio

Managed by Vanguard's Quantitative Equity Group
     .    Vanguard VIF Equity Index Portfolio
     .    Vanguard VIF Mid-Cap Index Portfolio
     .    Vanguard VIF REIT Index Portfolio
     .    Vanguard VIF Total Stock Market Index Portfolio

Managed by Wellington Management Company, LLP
     .    Vanguard VIF Balanced Portfolio
     .    Vanguard VIF High Yield Bond Portfolio

Managed by Wellington Management Company, LLP
and Vanguard's Quantitative Equity Group
     .    Vanguard VIF Equity Income Portfolio

Managed PRIMECAP Management Company
     .    Vanguard VIF Capital Growth Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.
     .    Vanguard VIF Diversified Value Portfolio

Managed by Alliance Capital Management L.P.
     .    Vanguard VIF Growth Portfolio

Managed by Granahan Investment Management, Inc.
and Grantham, Mayo, Van Otterloo & Co. LLC
     .    Vanguard VIF Small Company Growth Portfolio

Managed by Schroder Investment Management
North America Inc. and Baillie Gifford Overseas Ltd
     .    Vanguard VIF International Portfolio

Each Vanguard Fund's board of trustees and each Vanguard VIF Portfolio's board of trustees may, without prior approval from contract owners, change the terms of an advisory agreement or hire a new investment adviser-either as a replacement for an existing adviser or as an additional adviser. Any significant change in a Vanguard Fund's or Vanguard VIF Portfolio's advisory arrangements will be communicated to contract owners in writing. In addition, as each Vanguard Fund's and each Vanguard VIF Portfolio's overall manager, The Vanguard Group may provide investment advisory services to Vanguard Fund or Vanguard VIF Portfolio, on an at-cost basis, at any time.

Allocating part or all of your premium payment to a subaccount means you have elected, at least in part, a variable annuity payment. The amount of your variable annuity payment will increase or decrease depending on the investment performance of the subaccounts you selected. You bear the investment risk for amounts allocated to a subaccount.

You can also allocate all or part of your premium payment to the general account and elect a fixed annuity payment. Under this option, the periodic amount you receive will not change.

Expenses

The company does not deduct a sales load from your premium payment, but does deduct the following charges in connection with the contract. For additional information, see "EXPENSES" further on in this prospectus.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 0.52% per annum based on each subaccount's average daily net assets.

Premium Tax Charge. Certain states assess a premium tax charge for premium payments made under the contract. If applicable, the premium tax will be deducted from your single premium payment upon its receipt by the Company. See "Premium Taxes" further on in this prospectus for more information.

Other Expenses. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

Right to Examine

You may cancel your contract within ten days after receiving it (or longer if your state requires). We will refund your premium payment, adjusted as required by your contract. See "Right to Return" further on in this prospectus.

Partial Withdrawal Rights

If you choose an annuity payment option with a Guaranteed Number of Years, you will have the right to make a partial withdrawal from your contract subject to certain provisions. See "Partial Withdrawal Rights with Variable Payments for a Guaranteed Number of Years" further on in this prospectus.

Cancellation Rights

You have the right to cancel your contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

Inquiries and Contract Owner and Annuitant Information

For more information about the contracts, call 1-800-522-5555 or write:

Regular Mail:                            Overnight or Certified Mail
-------------                            ---------------------------
Vanguard Annuity and Insurance Services  Vanguard Annuity and Insurance Services
P.O. Box 1105                            455 Devon Park Drive
Valley Forge, PA 19482-1105              Wayne, PA 19087

If you have questions about your contract, please telephone Vanguard Annuity and Insurance Services at 1-800-462-2391. Please have ready the contract number and the contract owner's name, address, and Social Security number when you call. You will receive periodic statements confirming any transactions that take place as well as an annual report if you choose a variable payout option.

You may also contact AIG Life Insurance Company, the issuer of the contracts. You can contact AIG Life Insurance Company at its Pension Administration Department, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. You can also call AIG Life Insurance Company at 1-877-299-1724.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract or transfer cash value between investment options. State premium taxes may also be deducted.

-------------------------------------------------------------------------------
                       Maximum Owner Transaction Expenses
-------------------------------------------------------------------------------
           Charge                                    Amount
-------------------------------------------------------------------------------
Sales Load Imposed on Purchases
(as a percentage of purchase
payments)                                             None
-------------------------------------------------------------------------------
Transfer Fee                                           $10
                                 (There is no charge for the first 12 transfers each contract year; thereafter, we reserve the right to charge a fee of $10 per transfer.)
-------------------------------------------------------------------------------
Partial Withdrawal Transaction
Charge                                       The lesser of 2% of the
                                             amount withdrawn or $25
-------------------------------------------------------------------------------
Premium Taxes - qualified
contracts                                       0 - 1% of premium
-------------------------------------------------------------------------------
Premium Taxes - non-qualified
contracts                                      0 - 3.5% of premium
-------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

-------------------------------------------------------------------------------
                         Variable Account Annual Expenses
                   (as a percentage of average account value)
-------------------------------------------------------------------------------
                Charge                                                Amount
-------------------------------------------------------------------------------
Maximum Mortality and Expense Risk Fees                                    0.52%
-------------------------------------------------------------------------------
   Total Variable Account Annual Expenses                                  0.52%
-------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for any of the funds for the fiscal year ended December 31, 2002. Current and future expenses for the funds may be higher or lower than those shown.

-------------------------------------------------------------------------------
                          Annual Fund Fees and Expenses
                (expenses that are deducted from the Fund assets)
-------------------------------------------------------------------------------
                   Charge                                Maximum       Minimum
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                         0.57%         0.18%
(expenses that are deducted from fund
assets include management fees,
distribution (12b-1) fees, and other
expenses)
-------------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the funds' prospectuses accompanying this contract prospectus.

                         CONDENSED FINANCIAL INFORMATION

Historical accumulation unit values are contained in Appendix A.

                               INVESTMENT OPTIONS

Variable Investment Options

Variable Account I

Our board of directors authorized the organization of the variable account in 1986. The variable account is maintained pursuant to Delaware insurance law and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the SEC does not supervise the management or the investment practices of the variable account.

We own the assets in the variable account and use them to support the variable portion of your contract and other variable annuity contracts described in other prospectuses. The variable account's assets are separate from our other assets and are not chargeable with liabilities arising out of any other businesses we conduct. Income, gains or losses, whether or not realized, are credited to or charged against the subaccounts of the variable account without regard to income, gains or losses arising out of any of our other businesses. As a result, the investment performance of each subaccount of the variable account is entirely independent of the investment performance of our general account and of any other of our variable accounts.

The variable account is divided into subaccounts, each of which invests in shares of a different portfolio of a mutual fund. The variable account maintains subaccounts that are not available under the contract. We may, from time to time, and in our sole discretion, add, remove or close subaccounts to transfers if marketing needs, tax or regulatory considerations or investment conditions warrant. No substitution of shares of one fund for another will be made until you have been notified and we have complied with legal requirements. If deemed to be in the best interest of persons having voting rights under the contract, the variable account may be operated as a management company under the 1940 Act, may be deregistered under that Act in the event such registration is no longer required, or may be combined with one or more other variable accounts.

The Vanguard Funds

Each of the Vanguard Funds is a mutual fund registered with the SEC. As the funds' investment adviser, Vanguard may compensate us for providing administrative services in connection with the funds offered under the contract. Such compensation will be paid from its assets.

You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees and expenses, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objectives, and strategies of the funds available under the contract. There is no assurance that any of these funds will achieve its stated objectives.

     . Vanguard/(R)/ LifeStrategy/(R)/ Income Fund seeks to provide current income and some growth of capital. The fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 60% of assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks.

     . Vanguard/(R)/ LifeStrategy/(R)/ Conservative Growth Fund seeks to provide current income and low to moderate growth of capital. The fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 40% of assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks.

     . Vanguard/(R)/ LifeStrategy/(R)/ Moderate Growth Fund seeks to provide growth of capital and a low to moderate level of current income. The fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of about 60% of assets to common stocks and 40% to bonds.

     . Vanguard/(R)/ LifeStrategy/(R)/ Growth Fund seeks to provide growth of capital and some current income. The fund invests in other Vanguard mutual funds according to a fixed formula that typically results in an allocation of about 80% of assets to common stocks and 20% to bonds.

     . Vanguard/(R)/ Health Care Fund seeks to provide long-term capital appreciation. The Fund invests at least 80% of its assets in the stocks of companies principally engaged in the development, production, or distribution of products and services related to the health care industry. These companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other health care facilities. The Fund also considers companies engaged in medical, diagnostic, biochemical, and other research and development activities. The Fund's adviser strives for a balanced representation of the health care field, searching for the best values in the various subsectors of the industry. The Fund may invest up to 50% of its assets in foreign stocks.

     . Vanguard/(R)/ Dividend Growth Fund seeks to provide, primarily, an above-average level of current income and, secondarily, long-term growth of capital and income. The Fund invests primarily in stocks that tend to offer current dividends. It focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically - but not always - will be trading at a discount to the market at the time of purchase. The Fund will be diversified across industry sectors.

     . Vanguard/(R)/ Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the indexes tracked by the Vanguard European, Pacific, and Emerging Markets Stock Index Funds. The Fund employs a "passive management" - or indexing - investment approach. The Fund seeks to track the performance of the Total International Composite Index by Investing in three other Vanguard funds - the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund. These other funds have the respective objectives of tracking the Morgan Stanley Capital International/(R)/ ("MSCI") Europe Index, the MSCI/(R)/ Pacific Index, and the Select Emerging Markets Free Index, which together make up the Total International Composite Index. The Fund allocates all, or substantially all, of its assets among the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund, based on the market capitalization of European, Pacific, and emerging markets stocks in the Total International Composite Index.

     . Vanguard/(R)/ GNMA Fund seeks current income by investing at least 80% of its assets in Government National Mortgage Association (GNMA or "Ginnie Mae") pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans backed by the U.S. government. The balance of the Fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. While the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (5 to 10 years).

     . Vanguard/(R)/ Inflation-Protected Securities Fund seeks to provide investors inflation protection and income consistent with investment in inflation indexed securities, at least 80% of its assets is in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in a range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade."

Each Fund is a member of the Vanguard Group, a family of 35 investment companies with more than 100 investment portfolios holding assets in excess of $620 billion. The Vanguard Group serves as the investment adviser to the Vanguard Inflation-Protected Securities Fund and the Vanguard Total International Stock Index Fund. Vanguard manages these funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain funds employ external advisers. Wellington Management Company, LLP serves as adviser to Vanguard Health Care Fund, Vanguard Dividend Growth Fund and Vanguard GNMA Fund. The LifeStrategy Funds do not employ an investment adviser. The LifeStrategy/(R)/

Funds' board of trustees decides how to allocate their assets among the underlying funds. The Vanguard Group serves as the investment adviser for the underlying funds.

The Vanguard VIF Portfolios


Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. As the funds' distributor, Vanguard may compensate us for providing administrative services in connection with the funds offered under the contract. Such compensation will be paid from its assets.


You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. They contain detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF Portfolios. Below is a summary of the investment objectives of the funds available under the contract. There is no assurance that any of these portfolios will achieve its stated objectives.

     . Vanguard VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. The portfolio invests in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporation. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry.

     . Vanguard VIF Short-Term Corporate Portfolio seeks to provide a high level of income and to preserve contract owners' principal. The Portfolio invests in a variety of high-quality, and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short-and intermediate-term corporate bonds and other corporate fixed income obligations. The dollar-weighted average maturity of the Portfolio's bonds is expected to range between 1 and 3 years. The adviser seeks to add value by adjusting the Portfolio's dollar-weighted average maturity within the 1- to 3-year range and by emphasizing sectors and individual securities that appear to offer good value.

     . Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad market-weighted bond index. The Portfolio employs a "passive management" -or indexing-strategy designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States-including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio's nongovernment holdings will meet or exceed the overall credit quality of the Index's nongovernment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

     . Vanguard VIF High Yield Bond Portfolio seeks to provide a high level of income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds-commonly known as "junk bonds"-with medium-and lower-range credit quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by Standard & Poor's . The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks.

     . Vanguard VIF Balanced Portfolio seeks to conserve capital and to provide moderate, long-term growth of capital and income. The portfolio invests 60% to 70% of its assets in dividend paying and, to a lesser extent, non-dividend paying common stocks of established large and medium-size companies that, in the adviser's opinion, are undervalued but have prospects to improve. The remaining 30% to 40% of assets are invested primarily in high quality, intermediate- and long-term corporate bonds, with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.


     . Vanguard VIF Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income. The Portfolio invests mainly in common stocks of established, medium-size and large U.S. companies that pay above-average levels of dividend income and have the potential for capital appreciation. The advisors select stocks whose dividend yields relative to the stock market are high in comparison with historical ranges. In addition, the adviser looks for companies that are committed to paying dividends consistently.



     . Vanguard VIF Diversified Value Portfolio seeks to provide long-term growth of capital. As a secondary objective, the Portfolio seeks to provide some dividend income. The Portfolio invests mainly in common stocks of large and medium-size companies whose stock are considered by the adviser to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below -average prices in relation to such financial measures as earnings and book value.



     . Vanguard VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to track the performance of a broad-based market index of stocks of large U.S. companies. The Portfolio employs a "passive management"-or indexing-investment approach, by holding all of the stocks in the Standard & Poor's 500 Index in about the same proportions as represented in the Index. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index. For example, if a specific stock represented 3% of the S&P 500 Index, the Portfolio would invest 3% of its assets in that stock.


     . Vanguard VIF MidCap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management" - or indexing - investment approach designed to track the performance of the MSCI/(R)/ US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.


     . Vanguard VIF Growth Portfolio seeks to provide long term growth of capital. The portfolio invests mainly in large-capitalization stocks of seasoned U.S. companies with above-average earnings growth and reasonable stock prices.

     . Vanguard VIF Small Company Growth Portfolio seeks to provide long term growth of capital. The portfolio invests mainly in the stocks of smaller companies (market value of less than $1-2 billion at the time of purchase). These companies are considered by the advisers to have above average prospects for growth but often provide little or no dividend income.

     . Vanguard VIF International Portfolio seeks to provide long-term growth of capital. The Portfolio invests mainly in the stocks of seasoned companies located outside the United States. In selecting stocks, the investment advisers evaluate foreign markets around the world. Within markets regarded as having favorable investment climates, the advisers select companies with above-average growth potential whose stocks sell at reasonable prices.

     . Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital. The portfolio invests at least 98% of its assets in the stocks of real estate investment trust (REITs), which own office buildings, hotels, shopping centers, and other properties. The remaining assets are invested in cash investments. The Portfolio employs a "passive management"- or indexing
          - investment approach, by holding a mix of securities that seeks to track the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Holdings of the index, and thus of the Portfolio, are weighted according to each stock's market capitalization. The portfolio holds each stock found in the Index in approximately the same proportion as represented in the index itself.

     . Vanguard VIF Total Stock Market Index Portfolio seek to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management" - or indexing - investment approach. The Portfolio seeks to track the performance of the Wilshire 5000 Total Market Index by investing primarily in three Vanguard funds - Vanguard Total Stock Market Index Fund, Vanguard Variable Insurance Fund - Equity Index Portfolio, and Vanguard Extended Market Index Fund. The Wilshire 5000 Total market Index consists of all the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market.

     . Vanguard VIF Capital Growth Portfolio seeks to prove long-term growth of capital. The Portfolio invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large-and mid-capitalization stocks.


The Vanguard Group serves as the investment adviser to the Vanguard VIF Equity Index Portfolio, the Vanguard VIF Mid-Cap Index Portfolio, the Vanguard VIF Money Market Portfolio, the Vanguard VIF REIT Index Portfolio, the Vanguard VIF Short Term Corporate Portfolio, the Vanguard VIF Total Stock Market Index Portfolio and the Vanguard VIF Total Bond Market Index Portfolio. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain funds employ external advisers. PRIMECAP Management Company serves as adviser to the Vanguard VIF Capital Growth Portfolio. Alliance Capital Management L.P. serves as adviser to the Vanguard VIF Growth Portfolio. Wellington Management Company, LLP serves as adviser to the Vanguard VIF High Yield Bond Portfolio and the Vanguard VIF Balanced Portfolio. Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co. serve as advisers to the Vanguard VIF Small Company Growth Portfolio. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd serve as advisers to the Vanguard VIF International Portfolio. Barrow, Hanley, Mewhinney & Strauss serves as adviser to the Vanguard VIF Diversified Value Portfolio. Wellington Management Company, LLP and Vanguard's Quantitative Equity Group serves as adviser to the Vanguard VIF Equity Income Portfolio.


Fixed Investment Option

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our variable accounts. Unlike our variable account assets, assets in the general account are subject to claims of contract owners like you, as well as claims made by our other creditors.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

                                    EXPENSES

     ----------------------------------------------------------------------
                                A Closer Look at
                  The Costs of Investing in a Variable Annuity

     Costs are an important consideration in choosing a variable annuity. That's because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
                  Summary of Costs of Investing
                         in the Contracts

     .    No sales load or sales charge
     .    No annual contract maintenance charge
     . No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee)
     .    Maximum Annual Mortality and Expense Risk Charge: 0.52%
     . Partial Withdrawal Transaction Charge: The lesser of 2% of the amount withdrawn or $25
     . Fees and expenses paid by the funds which ranged from 0.18% to 0.57% in the fiscal year ended December 31, 2002
     ----------------------------------------------------------------------

Mortality and Expense Risk Charge

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 0.52%. The charge compensates us for the expenses of administering the contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the contract. If the charges under the contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

     ----------------------------------------------------------------------
                         A Closer Look at
              The Mortality and Expense Risk Charge

     The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.

     The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the contract, but may not be enough to cover the actual costs of issuing and administering the Contract.
     ----------------------------------------------------------------------

Premium Taxes

We will deduct from your premium payment any premium tax imposed on us by the state or locality where you reside. Premium taxes currently imposed on the contract by various states range from 0% to 1% of premium for qualified contracts and from 0% to 3.5% of premium for non-qualified contracts. In addition, some local governments may also levy a premium tax. These taxes are deducted from your premium payment upon its receipt by the Company.

     ----------------------------------------------------------------------
                                A Closer Look at
                                   Premium Tax

     A Premium Tax is a regulatory tax some states assess on the premium payment made into a contract. If the Company should have to pay any Premium Tax, it will be deducted from the premium payment.

     As of the date of this Prospectus, the following states assesses a Premium Tax.

                     Qualified   Non-Qualified
                     ---------   -------------
     California           0.50%           2.35%
     Maine                0.00            2.00
     Nevada               0.00            3.50
     South Dakota         0.00            1.25
     West Virginia        1.00            1.00
     Wyoming              0.00            1.00

     This Premium Tax information is being provided to the best of AIG Life Insurance Company's knowledge. AIG Life Insurance Company makes no representation as to the current accuracy of this information.

     ----------------------------------------------------------------------

Income Taxes

Although we do not currently deduct any charge for income taxes attributable to your contract, we reserve the right to do so in the future.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the prospectuses for the Vanguard Funds and the Vanguard VIF Portfolios. The maximum fund expenses are described in the fee table contained in the prospectus.

Reduction of Certain Charges and Additional Amounts Credited

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

     (1)  the size and nature of the group;

     (2)  the total amount of premium we expect to receive from the group;

     (3) any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

                                  THE CONTRACT

General Description

An annuity is a contract between you, as the owner, and a life insurance company. The contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the contract using after-tax dollars (a non-qualified contract), or you may purchase the contract by "rolling over" assets from another individual retirement annuity or from a qualified plan (a qualified contract).

The contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our variable account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may increase or decrease in value. If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

The contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your contract will be for the same amount and will not vary with investment performance.

Who Should Purchase a Contract

The contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the contract as a non-qualified contract, with money generally from any source. Or, you may purchase the contract as a qualified contract such as an individual retirement annuity contract funded with rollovers from tax-qualified plans.

     ----------------------------------------------------------------------
                     A Few Things To Keep In Mind Regarding
                         Who Should Purchase A Contract

     . Under the contract, you will have access to your investment only through annuity payments, or certain other contract provisions discussed in your contract (and any applicable endorsements thereto).

     . The contract should only be purchased by individuals who will not need full access to their premium payment on an immediate basis.

     ----------------------------------------------------------------------

About the Contract

This prospectus describes a contract between you and the Company, the issuer of the contract. The contract may provide income payments for the life of one or two persons, or for a designated period, or both.

Purchasing a Contract

The minimum investment for both qualified and non-qualified contracts is $20,000. We reserve the right to refuse your premium payment. In general, we will not issue a contract to anyone who is over age 85, but we reserve the right to lower or increase this age for new contracts.

Allocation of Premium

When you purchase a contract, you will tell us how to allocate your premium payment among the investment options. At the time of application, we must receive your premium payment before the contract will be effective. We will issue your contract and allocate your premium payment to the Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

Right to Return

If for any reason you are not satisfied with your contract, you may return it to us and we will refund your premium payment received by us, and any applicable charges that have been deducted, adjusted by any investment experience. Because you have this right, we will direct the portion of your initial net premium payment that is to be allocated to a variable investment option, to the Vanguard VIF Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. The allocation of your investment out of the Vanguard VIF Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investment in the Vanguard VIF Money Market Portfolio during the right to return period.

To exercise your right to return your contract, you must mail it directly to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, or return it to us at AIG Life Insurance Company, Attention: Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801, within 10 days after you receive it. In a few states, if your contract is replacing an existing annuity or life policy, this period may be longer.

Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

Market Timing

The contract is not designed for professional market timing organizations or other entities using programmed or frequent transfers involving large amounts. We may not unilaterally terminate or discontinue transfer privileges. However, we reserve the right to modify, suspend or terminate the transfer provisions at any time. In particular, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Vanguard Funds or the Vanguard VIF Portfolios and increase transaction costs, we reserve the right to reject telephone exchange requests placed by any one person on behalf of more than one contract and require that they be submitted by U.S. mail. We will provide you with notice prior to any future transfers if we exercise this right.

Transfers Among Investment Options

The initial allocation of premium among investment options to provide variable annuity payments can be changed by transfers of fund values among the investment options made by written request or by telephone. We reserve the right to charge $10 per transfer after the first 12 transfers in a contract year. No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

The company may offer certain features, such as dollar cost averaging and/or automatic rebalancing, that provide for automatic and scheduled transfers between variable investment options. Under these features, transactions are generally priced as of the date of the transfer. However, if the scheduled date of the transfer falls on a non-business day, it will be processed as of the preceding business day.

     ----------------------------------------------------------------------
                                A Closer Look at
                                 Transfers Among
                           Variable Investment Options

     How  transfers among variable investment options are effected:

     (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

     (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

     (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

     Minimum Transfer Amount. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Unit Value, is the minimum number of Annuity Units that may be transferred.

     For example, let's say that you owned 500 Annuity Units in subaccount one ("s1"), valued at $2 per Annuity Unit, for a total of $1,000 in monthly income. You decide to transfer the entire amount in s1 to subaccount two ("s2 "). Annuity Units in s2 are currently valued at $5 per Annuity Unit. Upon completion of the transfer, you will own 200 Annuity Units in s2 valued at $5 per Annuity Unit, for a total of $1,000 in monthly income.
     ----------------------------------------------------------------------

The transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers by telephone after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following telephone instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that telephone instructions are genuine.

Partial Withdrawal Rights With Variable Payments For A Guaranteed Number of
Years

If you choose an annuity payment option where you will continuously receive annuity payments for "A Guaranteed Number of Years" (referred to as the "Guaranteed Period"), then you will have the right to make one partial withdrawal per Contract Year from the present value of your remaining variable annuity payments subject to the following provisions:

     .    Partial Withdrawal Transaction Charge

          We will assess a partial withdrawal transaction charge for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the net proceeds of the partial withdrawal.

     .    Determination of Subsequent Variable Annuity Payments

          The prospectus describes how we determine variable annuity payments subsequent to the initial annuity payment. While the number of Annuity Units for each subaccount will generally remain constant, the prospectus lists two exceptions to that rule. Another exception exists if you make a partial withdrawal, as permitted in this prospectus. A partial withdrawal involves a transfer of assets out of a subaccount. As actual assets decrease in a subaccount, the number of Annuity Units in such subaccount must also be decreased to reflect the loss of those assets.

     .    Access To Your Money

          You may elect a partial withdrawal of a portion of the present value of the variable annuity payments remaining in the Guaranteed Period as long as at least five (5) years of variable guaranteed periodic payments remain in your annuity after the partial withdrawal has been completed. A partial withdrawal will reduce all remaining variable annuity payments, both guaranteed and life contingent, by an equal amount and will also reduce the length of the Guaranteed Period for variable annuity payments. See the section on "Computing the Partial Withdrawal Amount" on the next page of this prospectus.

     .    Partial Withdrawal Limitations

          In determining the value available for a partial withdrawal, only the present value of the variable annuity payments will be used. No fixed Annuity Payments will be used in determining partial withdrawal values, and neither the amount of fixed annuity payments nor the length of the Guaranteed Period for such fixed annuity payments will be affected by a partial withdrawal. At any time after the Right to Examine period has ended, you may request a partial withdrawal from your contract as long as more than five (5) years remain in the Guaranteed Period. Partial withdrawals are only available under annuity options which are either a single or joint life annuity with payments guaranteed for a minimum number of years. The Guaranteed Period can never exceed the life expectancy of the Annuitant or Joint Annuitant and cannot be less than five (5) years. To effect a partial withdrawal, the contract must be in force. Only one partial withdrawal is permitted during any Contract Year. The minimum partial withdrawal amount is $2,500. The partial withdrawal is restricted to an amount that allows at least five (5) years of guaranteed period variable Annuity Payments to remain in the contract after the withdrawal.

     .    Partial Withdrawals Reduce Your Future Variable Annuity Payments

          If you make a partial withdrawal you will still receive annuity payments, but the partial withdrawal will result in a reduction in the amount of each remaining variable annuity payment as well as a decrease in the guaranteed period that will apply to such variable annuity payments. In addition, if you transfer values from one or more subaccounts which support those variable annuity payments to the fixed investment option which supports the fixed annuity payments at any time after a partial withdrawal has been taken, the Guaranteed Period related to those recently transferred values that are now supporting fixed annuity payments will remain shortened. The Guaranteed Period applicable to any pre-existing fixed annuity payments would not be affected. See "Partial Withdrawal Rights With Variable Payments For A Guaranteed Number of Years" above for the definition of the term "Guaranteed Period."

          When you request a partial withdrawal, we will take it from the subaccounts in which the annuity is then invested in the same proportion as the value invested in each subaccount on the date of the partial withdrawal. We charge a fee for each partial withdrawal, which will be deducted from the lump sum payment at the time a partial withdrawal is effected. Since the amount of annuity payments changes on the next Income Change Date, the reduction in annuity payments due to the partial withdrawal (but not the payment of the partial withdrawal amount) will be delayed until that time.

     .    Computing the Partial Withdrawal Amount

          If you make a partial withdrawal, we will calculate the present value of future variable annuity payments during the guaranteed period by discounting the payments at the assumed investment return, and with consideration to any fees charged for a partial withdrawal. The future variable income payment amount we use in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the withdrawal request by the current number of Annuity Units for each subaccount, and summing for all subaccounts. A partial withdrawal will reduce all future variable annuity payments by an equal amount, and the remaining length of the guaranteed period will also be reduced.

          The following four factors will determine the specific amount by which the remaining variable annuity payments will be reduced and by which the remaining length of the Guaranteed Period will be shortened:

               (i)   the amount of the partial withdrawal request;
               (ii) the length of time remaining in the Guaranteed Period at the time that the partial withdrawal is requested;

               (iii) the age and sex of the Annuitant or Joint Annuitants; and
               (iv)  the Annuity Income Option chosen.

          In other words, the more you withdraw will result in lower future variable annuity payments and more of a reduction in the length of time in the guaranteed period. Any fixed income payments remaining under the contract and their guaranteed period will remain unchanged.

     ----------------------------------------------------------------------
     Example of Computing a Partial Withdrawal: Individual A is age 65 when he begins to receive variable annuity payments of $1,000. He receives payments in monthly installments from a Life Annuity with a Guaranteed Number of Years (20 years). In annuity payment year one, A requests the maximum partial withdrawal amount possible from his variable annuity. By taking this partial withdrawal, A's monthly variable annuity payments are reduced from $1,000 to $210 after the withdrawal, because the number of annuity units has been permanently reduced. A's guaranteed period for variable annuity payments is also reduced from 20 years to 5 years.

     Any portion of your Vanguard Lifetime Income Program that is allocated to fixed annuity income will not be changed, the monthly fixed payments will remain the same and the guaranteed period for such payments will not be reduced.
     ----------------------------------------------------------------------

     .    Taxes

          Please read the tax discussion in your prospectus for information relating to partial withdrawals from your contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.

Cancellation Rights

You have the right to cancel your contract subject to the following provisions:

Access To Your Money. Depending on whether you are the Annuitant, you may access your money by receiving annuity payments or, you as contract owner may cancel your contract for its cancellation value within six (6) months after the Contract Date.

Cancellation Of The Contract. If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your contract is issued), you may at any time within six (6) months after the Contract Date request a cancellation of your contract. It is available with both the variable and the fixed payouts under all annuity options. To elect a cancellation, the contract must be in force. A cancellation is not available after six (6) months from the Contract Date.

If you cancel your contract, we will pay you a lump sum amount. No residual benefit under the contract will remain once a cancellation has been requested and paid during this six month period. This means that you will receive no other payments.

Computing the Cancellation Value. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed annuity payments, to be determined as follows.

(1) The value of future variable annuity payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine annuity payments, to the future variable annuity payments which are to be paid in accordance with the Annuity Income Option in effect when cancellation is requested. The amount of future variable annuity payments used in this calculation is determined by multiplying the Annuity Unit value next computed after We receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

(2) Fixed annuity payments will be determined by applying the then current annuity purchase rates, established in accordance with the Fixed Account section of the contract, to the remaining value of fixed annuity payments which is to be paid in accordance with the Annuity Income Option in effect on the date the request is received. We use investments in the fixed income market in part to support our obligations under the contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of annuity payments at the Contract Date. For example, if the current annuity purchase rates for fixed annuity payments is seven (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed annuity payments portion of your contract will be no less than four (4%) and no greater than ten (10%).

Taxes. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your contract.

                                ANNUITY PAYMENTS

Generally

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semiannual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date. In addition, annuity payments must begin by the Annuitant's 80/th/ birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

We will make annuity payments to you as the Annuitant unless, in the case of non-qualified contracts only, you designate another person as Annuitant to receive them.

     ----------------------------------------------------------------------
                     A few things to keep in mind regarding
                                Annuity Payments

     . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

     . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

     . You may select an Annuity Payment Option and allocate your premium payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

     . If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.

     . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of their current address or active bank account location.
     ----------------------------------------------------------------------

Annuity Payment Options

The contract currently offers the four annuity options described below. We may make other annuity options available subject to our discretion. Please refer to your contract specific materials for the annuity options available in your contract. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

     .    Option 1 - Life Annuity

          Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

     .    Option 2 - Life Annuity With A Guaranteed Number of Years

          Under this option , we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period.

     .    Option 3 - Joint and Survivor Annuity

          Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive, however, the amount of the remaining annuity payments will be a percentage of the amount that was payable while the Annuitant was alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

     .    Option 4 - Joint and Survivor Annuity With A Guaranteed Number of
          Years

          Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

     ----------------------------------------------------------------------
                       Something To Keep In Mind Regarding
                         Annuity Payment Options 3 or 4

     Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the annuity payments to be made to the Joint Annuitant, upon your death, will be:

     (A) equal to the annuity payments you were receiving while both you and the Joint Annuitant were alive; or

     (B) lower than the annuity payments you were receiving while both you and the Joint Annuitant were alive.

     All things being equal, annuity payments to you while both you and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.
     ----------------------------------------------------------------------

Annuity Units

Upon receiving your single premium payment, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each fund will vary from one Valuation Period to the next based on the investment experience of the assets in the fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

Determination of the Initial Annuity Payment

The following factors determine the amount of the first annuity payment:

     . the portion of the premium allocated to provide variable annuity payments and the Assumed Investment Return;
     . the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;
     .    the age and gender of the Annuitant (and Joint Annuitant, if any);
     .    the annuity option selected;
     .    the frequency of annuity payments;
     .    the deduction of applicable premium taxes; and
     .    the time period from the Contract Date to the Income Start Date.

Impact of Annuitant's Age on Annuity Payments

For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant's Gender on Annuity Payments

For either fixed or variable Annuity Payments involving life income, the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

Determination of Subsequent Variable Annuity Payments

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

     . If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" in this prospectus.

     . Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.

On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the Assumed Investment Return.

Assumed Investment Return

The amount of the annuity payments provided by the portion of the premium payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered to certain groups.

A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.

     ----------------------------------------------------------------------
                                Plain talk about
                        Assumed Investment Return or AIR

     . If you allocated a portion of your premium to Variable Annuity Income then you invested this premium into the Annuity Investment Options available and selected an Assumed Investment Return
          (AIR). Currently, we offer an AIR of 5% or an AIR of 3.5%. In the future we may make additional AIRs available.

     . We use the AIR to help us calculate your current and future Variable Annuity benefits. In order to calculate the benefit amounts we need a rate of return for the Annuity Investment Options you selected. Since we cannot know what the performance of the Investment Options will be in the future, we make an assumption, and this assumption is called the Assumed Investment Return.

     . For future Variable Annuity benefits, the AIR represents the total return after expenses of the Investment Options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your Annuity Investment Options is higher than the AIR, then your benefit payment will increase. Similarly, if the rate of return after expenses earned by your Annuity Investment Options is less than the AIR, then your benefit payment will decrease.

     Selecting an AIR - Pros and Cons

     . If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

     . With a 5% AIR you will receive a higher initial benefit amount than with a 3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

     . With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.
     ----------------------------------------------------------------------

                              ACCESS TO YOUR MONEY

Generally

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select.

Deferment of Payments

We may delay making fixed payments from your contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your contract or processing transfer requests for an undetermined period of time when:

     . the New York Stock Exchange is closed (other than weekend and holiday closings);
     .    trading on the New York Stock Exchange is restricted;

     . an emergency exists such that disposal of or determination of the value of shares of the funds is not reasonably practicable;
     .    the SEC by order so permits for the protection of investors.

                                  DEATH BENEFIT

Death Within Six Months of the Contract Date

     If the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80 (determined at the time that your contract is issued), we will pay a lump sum death benefit in the event that the Annuitant or Joint Annuitant dies within six
     (6) months of the Contract Date. The benefit shall be payable to the Owner, if living, or if not, to the Beneficiary.

     The amount of the lump sum death benefit will be determined by

          . calculating the actuarial present value of future variable annuity payments as described in item number (1) under "Computing the Cancellation Value" earlier on in this prospectus; and

          . adding to that, the amount of premium allocated to pay fixed annuity payments, minus any fixed annuity payments already made.

     No residual benefit under the contract will remain once a cancellation or a death benefit has been requested and paid during this six month period.

Death Prior to Income Start Date

Subject to the above provision, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the contract will be canceled and we will pay you a refund equal to your premium payment adjusted for any investment performance and any accumulated interest.

If your contract is a joint and survivor annuity and either the Annuitant or the Joint Annuitant die before the Income Start Date, we will adjust the annuity income so that it equals what would have been paid under a single life annuity issued to the survivor. This will usually result in greater annuity income.

Death of Owner After the Income Start Date

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the contract. Payments will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death.

Death of Annuitant After the Income Start Date

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the annuity option in effect at the Annuitant's death. If no beneficiary survives the Annuitant we will pay any remaining benefit to the Annuitant's estate.

     ----------------------------------------------------------------------
                                  A word about
                                Joint Annuitants

     The contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

     .    Annuity Payment Option 3 - Joint and Survivor Annuity; or

     . Annuity Payment Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years.

     If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the contract will have no effect on the benefits due under the contract.

     .    Annuity Payment Option 1 - Life Annuity; or

     . Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of Years.

     See "Annuity Payment Options" in this prospectus.
     ----------------------------------------------------------------------

Designation of Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the Beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the variable account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

     (1) the MSCI MidCap 450 Index, the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

     (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

     (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract; and

     (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

Introduction

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. Not all of the information we have included may be applicable to your contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your contract.

Annuity Contracts in General

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity contracts. Generally, you will not be taxed on the earnings in an annuity contract until you take the money out. Different rules apply depending on how you take the money out and whether your contract is qualified or non-qualified as explained below.

     ----------------------------------------------------------------------
                        Tax Treatment of Distributions --
                               Qualified Contracts

     If you purchase your contract under a tax-favored retirement plan or account, your contract is referred to as a qualified contract. Examples of qualified plans or accounts are:

     .    Individual Retirement Annuities ("IRAs");

     . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

     .    Keogh Plans; and

     . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.
     ----------------------------------------------------------------------

Distributions In General

Generally, you have not paid any taxes on the premium used to buy a qualified contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

     ----------------------------------------------------------------------
     This additional tax does not apply:

     . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

     .    where the taxpayer is age 59 1/2 or older;

     .    where payment is made on account of death;

     . where the payment is made on account of the taxpayer's disability;

     . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

     .    in some cases, upon separation from service on or after age 55;
          or

     .    certain other limited circumstances.
     ----------------------------------------------------------------------

Withdrawals Where Income Start Date Is After Age 59 1/2 -- No 10% Tax Penalty Applies

Where the Income Start Date is after age 59 1/2, the 10% penalty tax will not apply because of the age 59 1/2 exception described above.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Partial Withdrawal or Surrender May Trigger a 10% Tax Penalty Unless an Exception Applies

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a partial withdrawal from or full surrender of the contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the contract. You should also contact your tax adviser before taking partial withdrawals or surrenders.

     ----------------------------------------------------------------------
     Example: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA. Since this is a qualified contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.
     ----------------------------------------------------------------------

Individual Retirement Annuities

Code Section 408 permits eligible individuals to contribute to an IRA. By attachment of an endorsement that reflects the limits of Code Section 408(b), the contracts may be issued as an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 701/2, and must also begin required distributions at that age. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA or qualified plan, provided certain conditions are met. Purchases of the contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the contract.

Rollovers

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or IRA. A prospective owner considering use of the contract in this manner should consult a competent tax adviser with regard to the suitability of the contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs.

Tax Treatment of Distributions -- Non-Qualified Contracts

General

For annuity payments, generally a portion of each payment will be considered a return of your premium payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable annuity payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your premium payment has been recovered tax-free, the full amount of subsequent annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Complete Surrenders

For payments made upon complete surrender of the annuity contract, the taxable portion is the amount received in excess of the remaining investment in the contract.

Partial Withdrawal - 100% Taxable

As a general rule, partial withdrawals will be 100% taxable and will not reduce investment in the contract.

A Partial Withdrawal or Surrender May Trigger an Additional 10% Tax Penalty Unless an Exception Applies

If a taxable distribution is made under the contract, an additional tax of 10% of the amount of the taxable distribution may apply.

     ----------------------------------------------------------------------
     This additional tax does not apply where:

     . the payment is made under an immediate annuity contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

     . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary;

     .    the taxpayer is age 59 1/2 or older;

     .    the payment is made on account of the taxpayer's disability;

     .    the payment is made on account of death;

     .    or in certain other circumstances.
     ----------------------------------------------------------------------

It should be noted that a partial withdrawal or full surrender of the contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a partial withdrawal or full surrender of the contract. You should also seek the advice of your tax adviser.

     ----------------------------------------------------------------------

     Example: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.
     ----------------------------------------------------------------------

Non-Qualified Contracts Owned by Non-Natural Persons

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.

Section 1035 Exchanges

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

Diversification and Investor Control

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

The tax regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the contract we think necessary to see that it qualifies as a variable annuity contract for tax purposes.

Withholding

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

AIG Life Insurance Company

We are a stock life insurance company initially organized under the laws of Pennsylvania and reorganized under the laws of Delaware. We were incorporated in 1962. Our principal business address is One ALICO Plaza, 600 King Street, Wilmington DE 19801. We provide a full range of life insurance and annuity plans. We are a subsidiary of American International Group, Inc. ("AIG"), which serves as the holding company for a number of companies engaged in the international insurance business in approximately 130 countries and jurisdictions around the world.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to contract owners and should not be considered as bearing on the investment performance of assets held in the variable account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the variable account or the degree of risk associated with an investment in the variable account.

Ownership

This prospectus describes a group single premium immediate variable annuity contract. A group contract is issued to a contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term contract is equally applicable to a certificate.

Voting Rights

To the extent required by law, we will vote the fund shares held in the variable account at shareholder meetings in accordance with instructions received from persons having a voting interest in the fund. However, if legal requirements or our interpretation of present law changes to permit us to vote the fund shares in our own right, we may elect to do so.

Prior to the Income Start Date, you have a voting interest in each fund in whose corresponding subaccount you have value. We determine the number of fund shares that are attributable to you by dividing the corresponding value in a particular fund by the net asset value of one fund share. After the Income Start Date, we determine the number of fund shares that are attributable to you by dividing the reserve maintained in a particular fund to meet the obligations under the contract by the net asset value of one fund share. The number of votes that you will have a right to cast will be determined as of the record date established by each fund.

We will solicit voting instructions by mail prior to the shareholder meeting. Each person having a voting interest in a fund will receive proxy material, reports and other materials relating to the appropriate funds. We will vote shares in accordance with instructions received from the person having a voting interest. We will vote shares for which we receive no timely instructions and any shares not attributable to owners in proportion to the voting instructions we have received.

The voting rights relate only to amounts invested in the variable account. There are no voting rights with respect to funds allocated to the fixed investment option.

Distribution of the Contract

American General Equity Services Corporation ("AGESC") is the distributor and principal underwriter of the contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of AIG Life Insurance Company (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for AIG Life Insurance Company's other separate accounts and for the separate accounts of certain AIG Life Insurance Company affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the contracts.

AIG Life Insurance Company will not pay any commission to entities that sell the contracts. Payments may be made for services not directly related to the sale of the contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

Legal Proceedings

AIG Life Insurance Company is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AIG Life Insurance Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life Insurance Company's results of operations and financial position.

The distributor of the contracts, AGESC, offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality.

                              FINANCIAL STATEMENTS

Financial statements of AIG Life Insurance Company are included in the SAI, which may be obtained without charge by calling Vanguard Annuity and Insurance Services at (800) 522-5555 (between 8 a.m. and 8 p.m. Eastern time) or write to Vanguard Annuity and Insurance Services at P.O. Box 1105, Valley Forge, PA 19482-1105. You may also call or write to AIG Life Insurance Company, Attention:
Pension Administration, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801 (telephone 877-299-1724).

The financial statements have also filed electronically with the SEC and can be obtained through its website at http://www.sec.gov.

Financial statements of the variable account are not included because no contracts have been issued using the subaccounts described in this prospectus.

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES

As of the date of this Prospectus, there were no outstanding accumulation unit values.

           APPENDIX B - HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS

We have prepared the following tables to show how variable annuity payments under the contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 5.85%, 6%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 5.85%, 6%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 0.52%. The amounts shown in the tables also take into account the average of the funds' management fees and operating expenses at an annual rate of approximately 0.33% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your contract may be more or less than 0.33%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.52% for mortality and expense risk and the assumed 0.33% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 0.85%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single premium payment is allocated to a variable annuity option. The second assumes that 50% of the single premium payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single premium payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown. The illustrated variable annuity payments use an assumed investment return of 5% per year. Thus, actual performance greater than 5% per year will result in increasing annuity payments and actual performance less than 5% per year will result in decreasing annuity payments. We may offer alternative assumed investment returns. Fixed annuity payments remain constant. Initial monthly annuity payments under a fixed annuity option are generally higher than initial payments under a variable annuity option.

These tables show the monthly annuity payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $653.60

Variable monthly annuity payment based on current rates, if 100% variable for annuity option selected: $654.24

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:
                       ----------------------------------

Payment  Calendar  Attained  Gross     0.00%      5.85%      6.00%      8.00%       10.00%       12.00%
  Year     Year      Age      Net     -0.85%      5.00%      5.15%      7.15%        9.15%       11.15%
-------  --------  --------  -----  ----------  ---------  ---------  ---------   ----------  -----------
   1       2003       50            $   654.24  $  654.24  $  654.24  $  654.24   $   654.24  $    654.24
   2       2004       51                615.97     654.24     655.22     668.31       681.39       694.48
   3       2005       52                579.93     654.24     656.20     682.67       709.67       737.19
   4       2006       53                546.01     654.24     657.19     697.35       739.12       782.52
   5       2007       54                514.07     654.24     658.17     712.35       769.79       830.65
   10      2012       59                380.29     654.24     663.13     792.29       943.35     1,119.48
   15      2017       64                281.33     654.24     668.11     881.20     1,156.02     1,508.75
   20      2022       69                208.12     654.24     673.14     980.09     1,416.65     2,033.37

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                    Sex: Male
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $653.60

Variable monthly annuity payment based on current rates, if 100% variable for annuity option selected: $654.24

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $351.97. The monthly guaranteed payment of $351.97 is being provided by the $50,000 applied under the fixed annuity option.

                                Monthly Payments
                       With an Assumed Rate of Return of:
                       ----------------------------------

Payment  Calendar  Attained  Gross     0.00%      5.85%      6.00%      8.00%       10.00%       12.00%
  Year     Year      Age      Net     -0.85%      5.00%      5.15%      7.15%        9.15%       11.15%
-------  --------  --------  -----  ----------  ---------  ---------  ---------   ----------  -----------
   1       2003       50            $   653.92  $  653.92  $  653.92  $  653.92   $   653.92  $    653.92
   2       2004       51                615.67     653.92     654.90     667.98       681.06       694.14
   3       2005       52                579.65     653.92     655.88     682.34       709.32       736.83
   4       2006       53                545.74     653.92     656.87     697.01       738.76       782.14
   5       2007       54                513.81     653.92     657.85     712.00       769.42       830.24
   10      2012       59                380.11     653.92     662.80     791.90       942.88     1,118.93
   15      2017       64                281.20     653.92     667.79     880.77     1,155.46     1,508.01
   20      2022       69                208.02     653.92     672.81     979.61     1,415.96     2,032.38

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                                 (100% VARIABLE)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $618.77

Variable monthly annuity payment based on current rates, if 100% variable for annuity option selected: $619.38

Illustrative amounts below assume that 100% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance. No minimum dollar amount is guaranteed.

                                Monthly Payments
                       With an Assumed Rate of Return of:
                       ----------------------------------

Payment  Calendar  Attained  Gross     0.00%      5.85%      6.00%      8.00%       10.00%       12.00%
 Year      Year       Age     Net     -0.85%      5.00%      5.15%      7.15%        9.15%       11.15%
-------  --------  --------  -----  ----------  ---------  ---------  ---------   ----------  -----------
   1       2003       50            $   619.38  $  619.38  $  619.38  $  619.38   $   619.38  $    619.38
   2       2004       51                583.15     619.38     620.31     632.70       645.08       657.47
   3       2005       52                549.03     619.38     621.24     646.30       671.86       697.91
   4       2006       53                516.91     619.38     622.17     660.20       699.74       740.83
   5       2007       54                486.67     619.38     623.10     674.39       728.78       786.39
  10       2012       59                360.03     619.38     627.79     750.07       893.08     1,059.83
  15       2017       64                266.34     619.38     632.51     834.25     1,094.43     1,428.36
  20       2022       69                197.03     619.38     637.27     927.87     1,341.17     1,925.03

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the fund that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                          ANNUITY PAYMENT ILLUSTRATION
                            (50% VARIABLE/50% FIXED)
                        Single Premium Payment: $100,000
                                   Sex: Female
                                     Age: 65
         Annuity Option Selected: Life Annuity With 10 Years Guaranteed
                        Frequency of Income Pay: Monthly

Fixed monthly annuity payment based on current rates, if 100% fixed for annuity option selected: $618.77

Variable monthly annuity payment based on current rates, if 100% variable for annuity option selected: $619.38

Illustrative amounts below assume that 50% of the single premium payment is allocated to a variable annuity option.

Assumed investment return at which monthly variable payments remain constant: 5%

Monthly annuity payments will vary with investment performance, but will never be less than $308.77. The monthly guaranteed payment of $308.77 is being provided by the $50,000 applied under the fixed annuity option.

                                Monthly Payments
                       With an Assumed Rate of Return of:
                       ----------------------------------

Payment  Calendar  Attained  Gross     0.00%      5.85%      6.00%       8.00%      10.00%       12.00%
 Year      Year      Age      Net     -0.85%      5.00%      5.15%       7.15%       9.15%       11.15%
-------  --------  --------  -----  ----------  ---------  ---------  ----------  ----------  -----------
  1        2003       50            $   619.08  $  619.08  $  619.08  $  619.08   $   619.08  $    619.08
  2        2004       51                582.86     619.08     620.00     632.39       644.77       657.15
  3        2005       52                548.76     619.08     620.93     645.98       671.52       697.56
  4        2006       53                516.66     619.08     621.87     659.87       699.39       740.46
  5        2007       54                486.43     619.08     622.80     674.06       728.42       786.00
  10       2012       59                359.85     619.08     627.48     749.70       892.64     1,059.31
  15       2017       64                266.21     619.08     632.20     833.84     1,093.89     1,427.65
  20       2022       69                196.94     619.08     636.96     927.41     1,340.51     1,924.08

The assumed rates of return shown above are illustrative only and are not a representation of past or future performance. Actual performance results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by the contract owner and the various rates of return of the funds selected. The amount of the annuity payment would be different from that shown if the actual performance averaged the assumed rates of return shown above over a period of years, but also fluctuated above or below those averages from year to year. Since it is highly likely that the performance will fluctuate from month to month, monthly annuity payments (based on the variable account) will also fluctuate. No representation can be made by the company or the funds that this hypothetical performance can be achieved for any one year or sustained over any period of time.

Notes: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.........................................................   3

   AIG Life Insurance Company...............................................   3

   Distributor..............................................................   3

   Potential Conflicts......................................................   3

CALCULATION OF PERFORMANCE DATA.............................................   4

   Performance Data.........................................................   4

      Average Annual Total Return Calculations..............................   4

      Fund Performance......................................................   5

ANNUITY PROVISIONS..........................................................   6

   Variable Annuity Payments................................................   6

   Annuity Unit Value.......................................................   6

   Net Investment Factor....................................................   7

   Misstatement of Age or Sex...............................................   7

   Evidence of Survival.....................................................   8

FINANCIAL STATEMENTS........................................................   8

                       STATEMENT OF ADDITIONAL INFORMATION

                               September 12, 2003

                    GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT I

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for AIG Life Insurance Company ("AIG Life") Variable Account I describing the group immediate variable annuity contract. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus dated September 12, 2003, call us at (877) 299-1724 or write to us at AIG Life Insurance Company, Attention: Variable Products, One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801. Terms used in this SAI have the same meaning as are defined in the prospectus under the heading "Definitions."

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................3
   AIG Life Insurance Company..................................................3
   Distributor.................................................................3
   Potential Conflicts.........................................................3

CALCULATION OF PERFORMANCE DATA................................................4
   Performance Data............................................................4
      Average Annual Total Return Calculations.................................4
      Fund Performance.........................................................5

ANNUITY PROVISIONS.............................................................6
   Variable Annuity Payments...................................................6
   Annuity Unit Value..........................................................6
   Net Investment Factor.......................................................7
   Misstatement of Age or Sex..................................................7
   Evidence of Survival........................................................8

FINANCIAL STATEMENTS...........................................................8

                               GENERAL INFORMATION

AIG Life

A description of AIG Life and its ownership is contained in the prospectus. We will provide for the safekeeping of the assets of Variable Account I.

Distributor

American General Equity Services Corporation ("AGESC") is the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at #1 Franklin Square, Springfield, Illinois 62713. AGESC is a Delaware corporation and an affiliate of AIG Life (AGESC is an indirect wholly-owned subsidiary of AIG). AGESC also acts as principal underwriter for AIG Life 's other separate accounts and for the separate accounts of certain AIG Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

AIG Life will not pay any commission to entities that sell the contracts. Payments may be made for services not directly related to the sale of the contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

Potential Conflicts

Shares of the funds may be sold only to separate accounts of life insurance companies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts and qualified pension and retirement plans to invest in a fund simultaneously. Although neither we nor the funds currently foresee any such disadvantages, each fund's board of directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If a material irreconcilable conflict were to occur, we will take whatever steps are deemed necessary, at our expense, to remedy or eliminate the irreconcilable material conflict. As a result, one or more insurance company separate accounts or plans might withdraw their investments in the fund. This might force the fund to sell securities at disadvantageous prices.

                         CALCULATION OF PERFORMANCE DATA

     From time to time, we may quote performance information for the subaccounts of Variable Account I in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We also may present the yield or total return of the subaccount based on a hypothetical investment in a contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the subaccount or the Funds in which it invests. The performance information shown may reflect the deduction of one or more charges. We also may present the yield or total return of the Fund in which a subaccount invests.

     We may compare a subaccount's performance to that of other separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AIG Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any subaccount reflects the performance of a hypothetical contract and is not illustrative of how actual investment performance would affect the benefits under your contract. You should not consider such performance information to be an estimate or guarantee of future performance.

Performance Data

     The following table shows the past performance data applicable for certain subaccounts available in the contracts.

     The table reflects the average annual total returns of the Funds underlying the subaccounts. The table does not reflect the mortality and expense risk charge or any other charges and deductions of the Variable Account.

     Average Annual Total Return Calculations. The subaccount may advertise its average annual total return. We calculate each divisions's average annual total return quotation under the following standard method:

     . We take a hypothetical $10,000 investment in each subaccount on the first day of the period at the maximum offering price ("initial investment").

     . We calculate the ending redeemable value ("redeemable value") of that investment at the end of 1, 3, 5 and 10 year period. If Average Annual Total Return for a subaccount is not available for a stated period, we may show Average Annual Total Return since variable investment option inception. The redeemable value reflects the effect of the mortality and expense risk charge.

     .    We divide the redeemable value by the initial investment.

     . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

     As of December 31, 2002, the subaccounts had not commenced operations. As a result, average annual total return quotations for the subaccounts for the period ended December 31, 2002 will be shown when they become available.

     Fund Performance. Each subaccount may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the subaccount invest may pre-date the effective date of the subaccount being offered in the Policy.

The table below provides the actual historical performance of the corresponding Fund in which each of these subaccounts invest. The information in the table below does not reflect the mortality and expense risk charge or any other deductions of the Variable Account. If these charges had been reflected, then the fund average annual total return quotations would have been lower than what is currently shown.

                        Fund Average Annual Total Returns
     without the deduction of any applicable charges of the Variable Account
                           (Through December 31, 2002)

                                                                                           Since
                                                                                            Fund
                   Fund                           1 year   3 years   5 years   10 years   Inception   Fund Inception Date
----------------------------------------------    ------   -------   -------   --------   ---------   -------------------
Vanguard LifeStrategy Income Fund                   0.12%    4.03%     5.55%      N/A        7.97%          9/30/1994
Vanguard LifeStrategy Conservative Growth Fund      5.37%   -0.84%     4.03%      N/A        8.46%          9/30/1994
Vanguard LifeStrategy Moderate Growth Fund        -10.32%   -5.31%     2.51%      N/A        8.37%          9/30/1994
Vanguard LifeStrategy Growth Fund                 -15.84%  -10.15%     0.65       N/A        7.97%          9/30/1994
Vanguard Health Care Fund                         -11.36%    9.84%    14.84     18.67%      20.03%          5/23/1984
Vanguard Dividend Growth Fund                     -23.16%   -9.75%    -2.77      4.90%       5.74%          5/15/1992
Vanguard Total International Stock Fund           -15.08%  -16.98%    -2.99       N/A       -2.28%          4/29/1996
Vanguard GNMA Fund                                  9.68%    9.61%     7.29      7.24%       9.47%          6/27/1980
Vanguard Inflation-Protected Securities Fund       16.61%     N/A       N/A       N/A       12.07%          6/29/2000
Vanguard VIF Money Market Portfolio                 1.73%    4.16%     4.63      4.72%       4.67%           5/2/1991
Vanguard VIF Short-Term Corporate Portfolio         6.25%    7.42%     N/A        N/A        6.25%           2/8/1999
Vanguard VIF Total Bond Market Index Portfolio      8.31%    9.29%     7.06      7.19%       7.62%          4/29/1991

                                                                                           Since
                                                                                            Fund
                   Fund                           1 year   3 years   5 years   10 years   Inception   Fund Inception Date
----------------------------------------------    ------   -------   -------   --------   ---------   -------------------
Vanguard VIF High Yield Bond Portfolio              1.54%    0.89%     1.91       N/A        4.58%          6/3/1996
Vanguard VIF Balanced Portfolio                    -6.72%    2.44%     4.67%    10.36%      10.27%         5/23/1991
Vanguard VIF Equity Income Portfolio              -13.76%   -2.51%     1.22%      N/A        9.80%          6/7/1993
Vanguard VIF Diversified Value Portfolio          -14.24%    2.88%      N/A       N/A       -1.40%          2/8/1999
Vanguard VIF Equity Index Portfolio               -22.11%  -14.57%    -0.58%     9.25%       9.69%         4/29/1991
Vanguard VIF MidCap Index Portfolio               -14.65%    0.04%      N/A       N/A        5.94%          2/9/1999
Vanguard VIF Growth Portfolio                     -35.89%  -29.56%    -9.64%      N/A        4.19%          6/7/1993
Vanguard VIF Small Company Growth Portfolio       -24.03%   -2.43%    10.10       N/A        9.23%          6/3/1996
Vanguard VIF International Portfolio              -17.25%  -14.35%    -1.31%      N/A        3.15%          6/3/1994
Vanguard VIF REIT Index Portfolio                   3.53%   13.61%      N/A       N/A        9.68%          2/9/1999
Vanguard VIF Total Stock Market Index Portfolio      N/A      N/A       N/A       N/A         N/A           1/8/2003
Vanguard VIF Capital Growth Portfolio                N/A      N/A       N/A       N/A         N/A          12/3/2002

----------
"N/A" indicates data is not available for the stated period.

                               ANNUITY PROVISIONS

Variable Annuity Payments

A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable subaccounts. When you pay your single premium, we calculate the number of Annuity Units associated with each annuity payment determined by our currently used annuity rate factor and the Annuity Unit values.

Annuity Unit Value

The value of an Annuity Unit for each subaccount was arbitrarily set initially at $100. This was done when the first portfolio shares were purchased. The Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the subaccount's Annuity Unit value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

     (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Unit value is being determined; and

     (b) is the Assumed Investment Return for such Valuation Period.

The Assumed Investment Return adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

Net Investment Factor

The net investment factor is used to determine how investment results of a portfolio affect the Annuity Unit value of the subaccount from one Valuation Period to the next. The net investment factor for each subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

     (a) is equal to:

          (i) the net asset value per share of the portfolio held in the subaccount determined at the end of that Valuation Period, plus

          (ii) the per share amount of any dividend or capital gain distribution made by the portfolio held in the subaccount if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

          (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the subaccount.

     (b) is equal to:

          (i) the net asset value per share of the portfolio held in the subaccount determined as of the end of the prior Valuation Period, plus or minus

          (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

     (c) is equal to the mortality and expense risk charge rate for the valuation period.

The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Unit value may increase or decrease from Valuation Period to Valuation Period.

Misstatement of Age or Sex

We will require proof of the age and sex of the Annuitant before making any annuity payment provided for by the contract. If the age or sex of the Annuitant has been misstated, we will compute the amount payable based on the correct age and sex. If annuity payments have begun, any underpayment that may have been made will be paid in full with the next annuity payment, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

Evidence of Survival

If a contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                              FINANCIAL STATEMENTS

     The balance sheets of AIG Life at December 31, 2002 and 2001 and the related statements of income, capital funds, comprehensive income and cash flows for each of the periods in the three years ended December 31, 2002, appearing herein, have been audited by PricewaterhouseCoopers LLP ("PWC"), independent accountants, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein. PWC is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002.

     We have not included any financial statements of Variable Account I in this SAI because as of the date of this SAI, none of the assets of Variable Account I were attributable to the Contracts.

 Financial Statements of
AIG Life Insurance Company
--------------------------

Report of Independent Accountants..........................................F - 2
Balance Sheets.............................................................F - 3
Statements of Income.......................................................F - 5
Statements of Capital Funds................................................F - 6
Statements of Cash Flows...................................................F - 7
Statements of Comprehensive Income.........................................F - 8
Notes to Financial Statements..............................................F - 9

                           AIG LIFE INSURANCE COMPANY
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)













                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000

                        Report of Independent Accountants

To the Stockholders and Board of Directors
AIG Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, capital funds, cash flows and comprehensive income present fairly, in all material respects, the financial position of AIG Life Insurance Company (a wholly-owned subsidiary of American International Group, Inc.) at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" in 2001. Also as discussed in Note 2 to the financial statements, the Company adopted EITF No. 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" in 2001.

/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------


Houston, Texas
February 13, 2003

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                 (in thousands)

                                                                             December 31,          December 31,
                                                                                2002                  2001
                                                                            -------------        ---------------
Assets

Investments and cash:
Fixed maturities:
     Bonds available for sale, at market value                              $ 9,650,602           $ 8,742,461
     (cost: 2002 - $9,348,110; 2001 - $8,709,132)
Equity securities, at market value                                               32,706                43,505
     (cost:  2002 - $30,409; 2001 - $49,184)
Mortgage loans on real estate, net of allowance
     (2002 - $14,000; 2001 - $14,000)                                           347,373               351,950
Policy loans                                                                    344,054               327,623
Other invested assets                                                           102,958               173,374
Derivative assets, at market                                                     15,009                   643
Short-term investments, at cost (approximates market value)                      44,788               178,318
Cash                                                                                  -                   661
                                                                            -----------           -----------
     Total investments and cash                                              10,537,490             9,818,535

Investment income due and accrued                                               157,796               154,715
Reinsurance assets                                                               78,925               115,041
Deferred policy acquisition costs                                               386,258               457,694
Premium and insurance balances receivable                                        25,941                89,257
Amounts due from related parties                                                 84,527                     -
Separate and variable accounts                                                2,869,349             3,422,782
Other assets                                                                      1,946                 2,831
                                                                            -----------           -----------
         Total assets                                                       $14,142,232           $14,060,855
                                                                            ===========           ===========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                      (in thousands, except share amounts)



                                                                              December 31,        December 31,
                                                                                 2002                 2001
                                                                           ----------------     ---------------
Liabilities
Policyholders' contract deposits                                            $ 7,612,653           $ 7,049,743
Future policy benefits for life and accident
  and health insurance contracts                                              2,333,786             2,266,355
Reserve for unearned premiums                                                    26,262                30,633
Policy and contract claims                                                       68,355               181,870
Amounts due to related parties                                                        -                 2,003
Income taxes payable                                                             87,295                67,592
Separate and variable accounts                                                2,869,349             3,422,782
Derivative liabilities, at market                                                50,606                 8,265
Other liabilities                                                               128,759               233,132
                                                                            -----------           -----------
         Total liabilities                                                   13,177,065            13,262,375
                                                                            -----------           -----------
Capital funds

Series A preferred stock, $100,000 par value;
  2,500 shares authorized, issued and outstanding                               250,000               250,000
Common stock, $5 par value; 1,000,000 shares
   authorized; 976,703 shares issued and outstanding                              4,884                 4,884
Additional paid-in capital                                                      212,283               153,283
Retained earnings                                                               351,406               377,864
Accumulated other comprehensive income                                          146,594                12,449
                                                                            -----------           -----------
         Total capital funds                                                    965,167               798,480
                                                                            -----------           -----------
Total liabilities and capital funds                                         $14,142,232           $14,060,855
                                                                            ===========           ===========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                                     Years ended December 31,
                                                            -----------------------------------------
                                                               2002            2001           2000
                                                            -------------   ------------    ---------

Revenues:

  Premiums and other considerations                          $280,098       $1,016,010    $  963,848
  Net investment income                                       725,475          630,693       495,297
  Realized capital gains (losses)                            (151,424)          25,825       (28,099)
                                                             --------       ----------    ----------
           Total revenues                                     854,149        1,672,528     1,431,046
                                                             --------       ----------    ----------
Benefits and expenses:

  Death and other benefits                                    306,543          430,120       387,856
  Increase in future policy benefits
   and policyholders' contract deposits                       415,721          805,223       733,681
  Insurance acquisition and other operating expenses          155,383          331,544       227,940
                                                             --------       ----------    ----------
           Total benefits and expenses                        877,647        1,566,887     1,349,477
                                                             --------       ----------    ----------
Income before income taxes                                    (23,498)         105,641        81,569
                                                             --------       ----------    ----------
Income taxes:
 Current                                                       20,558           11,536        (2,105)
 Deferred                                                     (30,532)          23,611        30,401
                                                             --------       ----------    ----------

      Total income tax expense (benefit)                       (9,974)          35,147        28,296
                                                             --------       ----------    ----------
Net income before cumulative effect
 of accounting changes                                        (13,524)          70,494        53,273
Cumulative effect of accounting changes, net of tax                 -          (26,276)            -
                                                             --------       ----------    ----------
Net income (loss)                                            $(13,524)      $   44,218    $   53,273
                                                             ========       ==========    ==========



                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                           STATEMENTS OF CAPITAL FUNDS
                                 (in thousands)



                                                            Years ended December 31,
                                                       ----------------------------------
                                                         2002         2001       2000
                                                       ----------   ---------- ----------
Preferred stock
Balance at beginning of year                            $250,000     $      -   $      -
Preferred stock issued                                         -      250,000          -
                                                        --------     --------   --------
Balance at end of year                                   250,000      250,000          -
                                                        --------     --------   --------
Common stock
Balance at beginning and end of year                       4,884        4,884      4,884
                                                        --------     --------   --------
Additional paid-in capital
Balance at beginning of year                             153,283      153,283    153,283
Capital contributions from parent                         59,000            -          -
                                                        --------     --------   --------
Balance at end of year                                   212,283      153,283    153,283
                                                        --------     --------   --------
Retained earnings
Balance at beginning of year                             377,864      334,816    283,908
Net income (loss)                                        (13,524)      44,218     53,273
Cumulative effect - derivatives                                -       (1,170)         -
Dividends to stockholders                                (12,934)           -     (2,365)
                                                        --------     --------   --------
  Balance at end of year                                 351,406      377,864    334,816
                                                        --------     --------   --------
Accumulated other comprehensive income
 Balance at beginning of year                             12,449      (28,276)  (121,683)
 Change in net unrealized appreciation of
    investments - net of reclassifications               254,988       71,166    143,703
     Deferred income tax expense on above changes        (92,098)     (24,908)   (50,296)
 Change in net derivative losses arising from
    cash flow hedging activities                         (44,223)      (8,512)         -
     Deferred income tax benefit on above changes         15,478        2,979          -
                                                        --------     --------   --------
  Balance at end of year                                 146,594       12,449    (28,276)
                                                        --------     --------   --------

               Total capital funds                      $965,167     $798,480   $464,707
                                                        ========     ========   ========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                                       Years ended December 31,
                                                                         -------------------------------------------------
                                                                              2002              2001               2000
                                                                         ------------       ------------       -----------
Cash flows from operating activities:
 Net income (loss)                                                       $   (13,524)        $    44,218      $     53,273

 Adjustments to reconcile net income to net cash provided by operating activities:
    Non-cash revenues, expenses, gains and losses included in income:
    Change in insurance reserves                                             (66,703)          1,103,914           407,576
    Change in accounting principles                                                -              40,424                 -
    Change in premiums and insurance balances
       receivable and payable - net                                           22,664               4,065           (15,762)
    Change in reinsurance assets                                              36,116             (38,119)           22,928
    Change in deferred policy acquisition costs                               29,499            (245,283)          (51,766)
    Change in investment income due and accrued                               (3,081)            (37,372)          (24,160)
    Realized capital (gains) losses                                          151,424             (25,825)           28,099
    Change in income taxes - net                                             (56,917)             28,038            39,777
    Change in reserves for commissions, expenses and taxes                   (61,038)             35,649             8,424
    Change in other assets and liabilities - net                              15,632             (79,722)           56,986
                                                                         -----------         -----------       -----------
              Total adjustments                                               67,596             785,769           472,102
                                                                         -----------         -----------       -----------
 Net cash provided by operating activities                                    54,072             829,987           525,375
                                                                         -----------         ------------      -----------

Cash flows from investing activities:
    Cost of fixed maturities, sold                                         3,400,499           2,947,152           346,040
    Cost of fixed maturities, matured or redeemed                            667,900             243,306           401,669
    Cost of equity securities sold                                            19,093              10,563             2,251
    Cost of real estate sold                                                  11,424              10,990                 -
    Realized capital gains (losses)                                         (151,424)             25,825           (28,099)
    Purchase of fixed maturities                                          (4,678,000)         (5,875,332)       (1,915,221)
    Purchase of equity securities                                                (68)             (9,987)             (326)
    Purchase of real estate                                                        -             (11,424)                -
    Mortgage loans funded                                                    (49,439)            (50,702)         (120,167)
    Repayments of mortgage loans                                              54,016              61,066           103,111
    Change in policy loans                                                   (16,431)            274,578            41,614
    Change in short-term investments                                         133,530             (16,036)           60,395
    Change in other invested assets                                           62,727             (28,311)          (29,620)
    Other - net                                                              (58,536)             (5,092)           12,264
                                                                         -----------         -----------        ----------
  Net cash used in investing activities                                     (604,709)         (2,423,404)       (1,126,089)
                                                                         -----------         -----------        ----------
Cash flows from financing activities:
    Net deposits to policyholder contracts                                   562,910           1,339,081           607,990
    Preferred stock issued                                                         -             250,000                 -
    Dividends to stockholders                                                (12,934)                  -            (2,365)
                                                                         -----------         -----------       -----------
   Net cash provided by financing activities                                 549,976           1,589,081           605,625
                                                                         -----------         -----------       -----------
Change in cash                                                                  (661)             (4,336)            4,911
Cash at beginning of period                                                      661               4,997                86
                                                                         -----------         -----------       -----------
Cash at end of period                                                    $         -         $       661       $     4,997
                                                                         ===========         ===========       ===========


                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)


                                                          Years ended December 31,
                                                     ---------------------------------
                                                       2002         2001       2000
                                                     ---------   ---------   ---------

Comprehensive income

Net income (loss)                                    $(13,524)    $44,218    $ 53,273
                                                     --------     -------    --------
Other comprehensive income

Change in net unrealized appreciation of
     Investments - net of reclassifications           254,988      71,166     143,703
        Deferred income tax expense
            on above changes                          (92,098)    (24,908)    (50,296)
Change in net derivative losses arising from cash
     flow hedging activities                          (44,223)     (8,512)          -
         Deferred income tax benefit on
             above changes                             15,478       2,979           -
                                                     --------     -------    --------
Other comprehensive income                            134,145      40,725      93,407
                                                     --------     -------    --------
Comprehensive income                                 $120,621     $84,943    $146,680
                                                     ========     =======    ========



                 See accompanying notes to financial statements.

                           AIG LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1. Nature of Business

     AIG Life Insurance Company (the "Company") is part of the Life Insurance Division (the "Life Division") of American International Group, Inc. ("AIG"), it's ultimate parent. The Company, domiciled in Delaware, has been doing business since 1962 as a provider of individual and group life insurance, fixed, variable and terminal funding annuities, and structured settlement contracts. The Company is currently licensed to write and reinsure life, annuity and accident and health business in the District of Columbia, Puerto Rico and all states except New York where it is only authorized as a reinsurer.

2. Summary of Significant Accounting Policies

     (a) Basis of Presentation: The financial statements of the Company have been prepared on the basis of generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at current market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at current market value. Dividend income is generally recognized when receivable. Short-term investments consist of interest bearing cash accounts and money market instruments, and are carried at cost, which approximates market.

          Unrealized gains and losses from investments in equity securities and fixed maturities available for sale are reflected as a separate component of comprehensive income, net of deferred acquisition cost amortization and deferred income taxes in capital funds currently.

          Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net fair value.

          In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e. collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its income statement for 2001 a cumulative effect of an accounting change adjustment loss of $26.3 million, net of tax.

     (b)  Investments:

          Mortgage loans on real estate are carried at the unpaid principal balance less unamortized loan origination fees and costs and an allowance for uncollectible loans. Interest income on such loans is accrued currently.

          Policy loans are carried at the aggregate unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

          Other invested assets consist primarily of limited partnerships and other investments not classified elsewhere herein. These assets are recorded using the equity method, which approximates fair value.

     (c) Deferred Acquisition Costs ("DAC"): DAC consists of commissions and other costs that vary with and are primarily related to the production or acquisition of new business. Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Policy acquisition costs related to universal life and investment-type products (non-traditional products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, mortality and expense margins and surrender charges. The Company adjusts DAC amortization for non-traditional products (a "DAC unlocking") when estimates of current or future gross profits are revised. The DAC asset is reviewed at least annually for recoverability based on the profitability (both current and projected future) of the underlying contracts.

          With respect to the Company's variable life and annuity contracts, the assumption for the long-term annual net growth of the separate and variable account assets used by the Company in the determination of DAC amortization is approximately 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies.

     (d) Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

     (e) Premium Recognition and Related Benefits and Expenses: Premiums for traditional life insurance products are recognized when due. A liability for future policy benefits is recorded using the net level premium method.

          Amounts received for non-traditional products are classified as deposits to policyholders' contracts instead of revenue. Revenues for these contracts are included in premiums and other considerations and consist of mortality, expense and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortized DAC.

          For limited payment contracts, primarily the Company's life contingent annuities and terminal funding contracts, gross premiums are recorded as revenue when due and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to the amount of expected future benefit payments. Reserves for these contracts are based on estimates of the cost of future policy benefits.

          Premiums on accident and health premiums are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums.

          A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a guaranteed minimum death benefit (the GMDB) that varies by product. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contractholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. The Company limits this risk through the use of reinsurance arrangements. The Company reports GMDB-related charges in the period incurred, and therefore does not record a liability for future benefits. GMDB-related variable annuity contractholder benefits were $4,383,759, $2,313,076 and $74,609 for the years ended December 31, 2002, 2001, and 2000, respectively.

     (f) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims, and, (2) an estimate, based upon prior experience, for accident and health claims reported and for incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

     (g) Separate and Variable Accounts: Separate and variable accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who predominantly bear the investment risk. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims, which arise out of any other business of the Company.

          The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statements of income.

     (h) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims.

     (i) Derivatives: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (FAS
          133). In June 2000, FASB issued Statement of Financial Accounting Standards No. 138 "Accounting for Derivative Instruments and Hedging Activities-an amendment of SFAS Statement No. 133" (FAS 138).

          Together, these Statements require the Company to recognize all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction.

          On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge). It is a cash flow hedge if it hedges a forecasted transaction, or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge). The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings, along with the loss or gains on the hedged item attributed to the hedged risk. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a cash flow hedge, is recorded in other comprehensive income until earnings are affected by the variability of cash flows.

          The Company documents all relationships between hedging instruments and hedged items, as well as its risk-management objectives and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as hedges to specific assets or liabilities on the balance sheet, or specific firm commitments. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values of hedged items.

          During 2002, there were no hedges that were discontinued or otherwise no longer qualify as hedges under FAS 133 and FAS 138. With respect to fair value hedges, hedge ineffectiveness was insignificant during 2002.

     (j)  Reclassifications:

          Certain amounts in the 2001 and 2000 financial statements have been reclassified to conform to the 2002 presentation. Such reclassifications had no effect on capital funds, net income (loss) or cash flows.

     (k)  New Accounting Standards:

          In June 2001, FASB issued Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" (FAS 142). As of January 1, 2002, the Company adopted FAS 142. FAS 142 requires the Company to discontinue the amortization of goodwill in its statements of income. FAS 142 requires goodwill to be subject to an assessment of impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

          The assessment of impairment involves a two-step process prescribed in FAS 142; whereby an initial assessment form potential impairment is performed, followed by a measurement of the amount of impairment, if any. FAS 142 also requires the completion of a transitional impairment test in the year of adoption, with any identified impairments recognized as a cumulative effect of change in accounting principles. The impact of the adoption of FAS 142, with respect to the Company's results of operations and financial condition was not deemed significant.

          In November 2002, FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN45). FIN45 requires that, for guarantees within its scope that are issued or amended after December 31, 2002, a liability for the fair value of the obligation undertaken in issuing the guarantee be established and recognized through earnings. FIN45 also requires additional disclosures in financial statements starting with the Company's 2002 year-end financial statements. The Company believes that the impact of FIN45 on its results of operations and financial condition will not be significant.

          In January 2003, FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN46). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN 46 and is called a Variable Interest Entity (VIE) if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both.

          The provisions of FIN46 are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46 applies to the fiscal quarter ended September 30, 2003. For any VIEs that must be consolidated under FIN46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

          The Company is currently evaluating the impact of applying FIN46 to existing VIEs in which it has a variable interest, if any, and believes that the impact on its results of operations and financial condition will not be significant.

3. Investment Information

     (a) Statutory Deposits: Securities with a carrying value of $3,127,000 and $3,105,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2002 and 2001, respectively.

     (b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                                                     Years ended December 31,
                                                           --------------------------------------------
                                                              2002              2001            2000
                                                           ----------        ----------       ---------
        Fixed maturities                                   $655,148          $548,437         $394,705
        Equity securities                                     2,722             3,580            3,638
        Mortgage loans                                       28,360            30,075           31,171
        Real estate                                               -               937            2,331
        Policy loans                                         24,836            33,722           50,242
        Cash and short-term investments                       1,702             6,779            9,677
        Other invested assets                                15,224            14,029            9,266
                                                           --------          --------         --------
                  Total investment income                   727,992           637,559          501,030
        Investment expenses                                   2,517             6,866            5,733
                                                           --------          --------         --------

                  Net investment income                    $725,475          $630,693         $495,297
                                                           ========          ========         ========

     (c) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2002, 2001 and 2000 are summarized below (in thousands):

                                                                                       Years ended December 31,
                                                                             --------------------------------------------
                                                                                2002              2001             2000
                                                                             ---------         ----------        --------
        Realized gains (losses) on investments:

        Fixed maturities                                                     $ (93,183)         $ (8,269)        $(28,173)
        Equity securities                                                       (7,304)            2,605              312
        Real estate                                                                  -             5,292             (238)
        Other invested assets                                                  (50,937)           26,197                -
                                                                             ---------          --------         --------
        Realized gains (losses)                                              $(151,424)         $ 25,825         $(28,099)
                                                                             =========          ========         ========

        Change in unrealized appreciation (depreciation) of investments:
        Fixed maturities                                                     $ 288,718          $147,596         $ 72,876
        Equity securities                                                        7,976            (7,014)           1,411
        Other invested assets                                                        -           (69,416)          69,416
        Deferred policy acquisition costs                                      (41,706)                -                -
        Derivative asset                                                       (44,223)           (8,512)               -
                                                                             ---------          --------         --------
        Change in unrealized appreciation
            (depreciation) of investments                                    $ 210,765          $ 62,654         $143,703
                                                                             =========          ========         ========


          During 2002, 2001 and 2000, gross gains of $101,318,000, $92,757,000, and $7,950,000, respectively, and gross losses of $194,501,000, $101,026,000, and $36,123,000, respectively, were realized on dispositions of fixed maturity investments. The 2002, 2001 and 2000 losses include writedowns of $78,430,000, $12,000,000 and $12,152,610, respectively, for certain securities available for sale, which experienced a decline in value that was deemed other than temporary.

          During 2002, 2001 and 2000, gross gains of $465,000, $2,605,000, and
          $320,000, respectively, and gross losses of $7,769,000, $0, and $8,000, respectively, were realized on disposition of equity securities.

     (d)  Market Value of Fixed Maturities and Unrealized Appreciation of
          Investments: The amortized cost and estimated market values of investments in fixed maturities at December 31, 2002 and 2001 are as follows (in thousands):

                                                                             Gross           Gross         Estimated
                                                         Amortized         Unrealized     Unrealized         Market
        2002                                               Cost              Gains           Losses           Value
        ----                                          --------------     -------------   -------------    -------------
        Fixed maturities:
          U.S. Government and government
              agencies and authorities                   $   98,306        $  15,175        $     18       $  113,463
          Foreign Governments                                16,004              713               3           16,714
          States, municipalities and
              political subdivisions                         66,092           10,887               -           76,979
          Mortgage-backed securities                      1,024,518           73,394           1,121        1,096,791
          All other corporate                             8,123,655          506,975         283,955        8,346,655
                                                         ----------        ---------        --------       ----------

        Total fixed maturities                           $9,328,555        $ 607,144        $285,097       $9,650,602
                                                         ==========        =========        ========       ==========

        Equity securities                                $   30,409        $   2,348        $     51       $   32,706
                                                         ==========        =========        ========       ==========

                                                                             Gross            Gross        Estimated
                                                         Amortized        Unrealized        Unrealized       Market
        2001                                               Cost               Gains          Losses           Value
        ----                                          --------------     -------------   -------------    ----------
        Fixed maturities:
          U.S. Government and government
              agencies and authorities                   $   64,114         $  9,470        $    113      $    73,471
          States, municipalities and
              political subdivisions                         68,729            7,418              18           76,129
          Mortgage-backed securities                      1,109,329           21,329          18,452        1,112,206
          All other corporate                             7,466,960          201,041         187,346        7,480,655
                                                         ----------         --------        --------      -----------

        Total fixed maturities                           $8,709,132         $239,258        $205,929      $ 8,742,461
                                                         ==========         ========        ========      ===========

        Equity securities                                $   49,184         $  1,458        $  7,137      $    43,505
                                                         ==========         ========        ========      ===========

          The amortized cost and estimated market value of fixed maturities, available for sale at December 31, 2002, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                             Estimated
                                                           Amortized           Market
                                                              Cost             Value
                                                         -------------     ------------

        Due in one year or less                           $   513,826       $   530,524
        Due after one year through five years               2,724,545         2,820,240
        Due after five years through ten years              2,601,401         2,688,523
        Due after ten years                                 3,488,783         3,611,315
                                                          -----------       -----------

                                                          $ 9,328,555       $ 9,650,602
                                                          ===========       ===========

     (e) Net unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income (loss) at December 31 are as follows:

                                                                 2002             2001              2000
                                                             -----------      -----------       -----------
        Gross unrealized gains                                $ 609,492        $ 240,716         $ 142,326
        Gross unrealized losses                                (285,148)        (213,006)         (255,258)
        DAC adjustments                                         (41,706)              -                  -
        Deferred income tax benefit (expense)                  (101,750)          (9,677)           39,526
                                                              ---------        ---------         ---------
        Net unrealized gains (losses)                         $ 180,888        $  18,033         $ (73,406)
                                                              =========        =========         =========


     (f) CMOs: CMOs are primarily U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. The Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 2002 and 2001.

          At December 31, 2002, the gross weighted average of the coupon of this portfolio was 6.45.

     (g) Fixed Maturities Below Investment Grade: At December 31, 2002 and 2001, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $878,045,000 and $585,024,000, respectively, and an aggregate market value of $729,487,000 and $524,733,000, respectively.

     (h) Non-income Producing Assets: Non-income producing assets were insignificant.

     (i) Investments Greater than 10% Equity: There were no investments in other companies where the market value exceeded 10% of the Company's total capital funds at December 31, 2002.

4.  Deferred Policy Acquisition Costs

     The following reflects deferred policy acquisition costs (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands).

                                                                Years ended December 31,
                                                     ---------------------------------------------
                                                        2002             2001              2000
                                                     ----------        --------          ---------
      Balance at beginning of year                     $457,694         $328,123          $277,179
      Acquisition costs deferred                         51,983          167,004            92,134
      Amortization charged to income                    (76,703)         (37,433)          (41,190)
      Effect of net unrealized gains/(losses)           (41,706)               -                 -
      DAC transfer for terminated reinsurance            (5,010)               -                 -
                                                       --------         --------          --------
      Balance at end of year                           $386,258         $457,694          $328,123
                                                       ========         ========          ========

     For the year ended December 31, 2002, the Company recorded an adjustment to deferred policy acquisition costs with respect to non-traditional products as a result of changes in the net unrealized gains or losses on debt and equity securities available for sale. That is, as fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred policy acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale that is recorded directly to other comprehensive income. Similar adjustments have not been recorded in prior years as the comparable amounts were not material to the deferred policy acquisition costs balances or equity.

     During 2002, the Company terminated a YRT reinsurance treaty with an affiliate relating to certain assumed group accident and health business. The Company released deferred policy acquisition costs totaling $5.0 million recorded with respect to this treaty.

5. Future Policy Benefits and Policyholder Contract Deposits

     (a) The analysis of the future policy benefits and policyholder contract deposits at December 31, 2002 and 2001 follows (in thousands):

                                                              2002                     2001
                                                         -------------            -------------
        Future policy benefits:
        Ordinary life                                   $    70,289                $    53,593
        Group life                                           10,981                     12,879
        Life contingent annuities                         1,028,891                  1,029,190
        Terminal funding                                  1,136,492                  1,109,872
        Accident and health                                  87,133                     60,821
                                                        -----------                -----------
                                                        $ 2,333,786                $ 2,266,355
                                                        ===========                ===========


                                                            2002                       2001
                                                        -----------                -----------
        Policyholder contract deposits:
        Annuities                                       $ 3,977,704                $ 3,274,668
        Universal life                                      370,328                    320,835
        Guaranteed investment contracts (GICs)            1,632,587                  1,909,285
        Corporate owned life insurance                    1,607,257                  1,532,866
        Other investment contracts                           24,777                     12,089
                                                        -----------                -----------
                                                        $ 7,612,653                $ 7,049,743
                                                        ===========                ===========

     (b) The liability for future policy benefits has been established based upon the following assumptions:

          (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 8.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 9.5 percent and grade to not greater than 7.5 percent.

          (ii) Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 7.2 percent.

     (c) The liability for policyholder contract deposits has been established based on the following assumptions:

          (i) Interest rates credited on deferred annuities vary by year of issuance and range from 3.0 percent to 6.8 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to 10.0 percent grading to zero over a period of 5 to 10 years.

          (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 5.2 percent to 7.8 percent and maturities range from 3 to 7 years.

          (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2001 was 5.76 percent.

          (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 4.9 percent to 7.25 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.


6. Income Taxes

     (a)  Income tax liabilities were as follows (in thousands):

                                                                   Years ended December 31,
                                                              -----------------------------------
                                                                  2002                     2001
                                                              -----------               ---------

         Current tax liabilities (receivables)                $  (20,833)               $   5,552
         Deferred applicable to:
             Net income                                           38,464                   64,359
             Net unrealized investment gains                      69,664                   (2,319)
                                                               ---------                ---------
        Deferred tax liabilities                                 108,128                   62,040
                                                               ---------                ---------
                  Income taxes payable                         $  87,295                $  67,592
                                                               =========                =========


     The components of deferred tax assets and liabilities were as follows (in thousands):

                                                                            Years ended December 31,
                                                                      ---------------------------------
                                                                         2002                   2001
                                                                      ----------             ----------
         Deferred tax assets:
           Basis differential of investments                          $ (12,276)             $  (7,104)
           Policy reserves                                              (82,957)               (40,311)
           Net unrealized losses on debt and equity securities
                available for sale                                          -                   (2,319)
           Other                                                         (8,489)               (15,023)
                                                                      ---------              ---------
                                                                       (103,722)               (64,757)
          Deferred tax liabilities:
            Basis differential of investments                                                        -
            Deferred policy acquisition costs                           142,062                116,517
            Net unrealized appreciation on debt and equity
                 securities available for sale                           69,665                      -
            Other                                                           123                 10,280
                                                                      ---------              ---------
                                                                        211,850                126,797
                                                                       --------                -------
         Net deferred tax liabilities                                 $ 108,128              $  62,040
                                                                      =========              =========

     (b) Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". At December 31, 2002, the Company had approximately $2,204,000 of policyholders' surplus on which no payment of federal income taxes will be required unless it is distributed as a dividend or under other specified conditions. Barring the passage of unfavorable tax legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future. Accordingly, no deferred tax liability has been recognized in relation to the policyholders' surplus account. If the entire balance of the policyholders' surplus became taxable at the current federal income tax rates, the tax would be approximately $771,400.

     (c)  Components of income tax expense were as follows (in thousands):

                                                                       Years ended December 31,
                                                         ---------------------------------------------------
                                                           2002                  2001                2000
                                                         ---------             --------            ---------
          Current expense                                $  20,558             $ 11,536            $ (2,105)
          Deferred expense:
             Deferred policy acquisition cost               16,305               18,977              21,711
             Policy reserves                                27,809               19,174              12,501
             Basis differential of investments             (15,315)               1,744               2,653
             Prior year tax true-ups                       (30,443)                (740)              2,562
             Transition costs                                    -              (11,791)                  -
             Realized gains                                (26,868)               2,264              (4,335)
             Other, net                                     (2,020)              (6,017)             (4,691)
                                                         ---------              -------            --------
          Total deferred                                   (30,532)              23,611              30,401
                                                         ---------              -------            --------

          Income tax expense (benefit)                   $  (9,974)            $ 35,147            $ 28,296
                                                         =========             ========            ========


     Prior year tax true-up's for 2002 relate primarily to the tax return-to-provision true-up's on investments, realized capital gains and reserves. A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below (in thousands):

                                                                       Years ended December 31,
                                                        ----------------------------------------------------
                                                           2002                 2001                  2000
                                                        ---------             --------              --------
        Income tax at statutory percentage
          of GAAP pretax income                         $ (8,224)             $37,514               $28,589
        State income tax                                       -                  201                    96
        Dividends received deduction                        (630)                   -                     -
        Prior year tax true-up                            (1,125)                   -                     -
        Other                                                  5               (2,568)                 (389)
                                                        --------              -------               -------
        Income tax expense (benefit)                    $ (9,974)             $35,147               $28,296
                                                        ========              =======               =======


     (d) Income taxes paid amounted to approximately $46,966,000, $(8,708,000), and $(11,621,000) in 2002, 2001, and 2000, respectively.

     (e) The Internal Revenue Service (IRS) is currently examining the Parent's tax return for the tax years 1989 to 1999. Although the final outcome of any issues raised in examination is uncertain, the Parent Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

     The Company has a written agreement with the Parent under which each subsidiary agrees to pay the Parent an amount equal to the consolidated federal income tax expense, multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. The Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses and investment, research and foreign tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

7. Commitments and Contingencies

     The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition. However, the recent trend of increasing jury awards and settlements makes it somewhat more difficult to assess the ultimate outcome of such litigation.

     The Company has entered into various partnership agreements that require the Company to make capital contributions totaling $123,045,000. As of December 31, 2002, the Company had made capital contributions totaling $79,726,000 relating to these agreements.

8. Derivative Financial Instruments

     (a) Use of Derivative Financial Instruments: The Company's use of derivative financial instruments is generally limited to interest rate and currency swap agreements, and options to enter into interest rate swap agreements (call and put options). The Company is neither a dealer nor a trader in derivative financial instruments.

          Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For both cash flow hedges and foreign currency hedges, to the extent the hedge is effective, gains and losses on both the derivative and the hedged item attributable to the risk being hedged are recognized as a component of other comprehensive income or shareholder's equity. Any ineffective portion of both cash flow hedges and foreign currency hedges are reported in net unrealized investment gains (losses).

     (b) Interest Rate and Currency Swap Agreements: Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis, or vice versa, and to hedge against the risk of declining interest rates on anticipated security purchases.

          Currency swap agreements are used to convert cash flow from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates and to hedge against currency rate fluctuation on anticipated security purchases.

          The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

          The fair values of swap agreements are recognized in the balance sheets if the hedge investments are carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in net unrealized gains on securities included in other accumulated comprehensive income in capital funds, consistent with the treatment of the related investment security.

          For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

          Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

          Interest rate and currency swap agreements related to investment securities at December 31 were as follows (in millions):

                                                                                              2002
                                                                                            --------
           Interest rate swap agreements to receive float rate:
             Notional amount                                                                $ 554.5
             Average receive rate                                                             1.45%
             Average pay rate                                                                 3.56%

          Currency swap agreements (receive U.S. dollars/pay Koruna):
             Notional amount (in U.S. dollars)                                               $ 52.4
             Average exchange rate                                                            27.94

          Currency swap agreements (receive U.S. dollars/pay Euro dollars):
             Notional amount (in U.S. dollars)                                               $ 51.1
             Average exchange rate                                                            0.877

          Currency swap agreements (receive U.S. dollars/pay Japanese Yen):
             Notional amount (in U.S. dollars)                                               $ 58.3
             Average exchange rate                                                            54.05


     (c) Credit and Market Risk: Derivative financial instruments expose the Company to credit risk in the event of non-performance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, non-performance would not have a material impact on the Company's consolidated results of operations or financial position.

          The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

9. Fair Value of Financial Instruments

     (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

          The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

          Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair values.

          Fixed maturity securities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

          Equity securities: Fair values for equity securities were based upon quoted market prices.

          Mortgage loans on real estate and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair value of the policy loans was not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

          Investment contracts: For guaranteed investment contracts, income annuities and other similar contracts without life contingencies, estimated fair values are derived using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

          Other invested assets: Fair value of other invested assets is based upon the fair-value of the net assets of these investments as determined by the general partners.

          Separate and variable accounts; Separate and variable accounts are carried at the quoted market value of the underlying securities. The liabilities for these amounts are equal to the account assets.

          Derivatives: Fair values for derivative assets and liabilities were based upon quoted market prices.

     (b) The fair value and carrying amounts of financial instruments are as follows (in thousands):

                                                         Fair                Carrying
        2002                                             Value                Amount
        ----                                          -----------          -----------
        Cash and short-term investments               $    44,788          $    44,788
        Fixed maturities                                9,650,602            9,650,602
        Equity securities                                  32,706               32,706
        Mortgage and policy loans                         741,778              691,427

        Investment contracts                            5,856,152            5,610,291

        Other invested assets                             102,958              102,958
        Separate and variable accounts                  2,869,349            2,869,349
        Derivatives                                        15,009               15,009


                                                         Fair                 Carrying
        2001                                             Value                 Amount
        ----                                          -----------          -----------
        Cash and short-term investments               $   178,979          $   178,979
        Fixed maturities                                8,742,461            8,742,461
        Equity securities                                  43,505               43,505
        Mortgage and policy loans                         698,919              679,573

        Investment contracts                          $ 5,398,808          $ 5,183,953

        Other invested assets                         $   173,374          $   173,374
        Separate and variable accounts                  3,422,782            3,422,782
        Derivatives                                           643                  643


10.  Capital Funds

     (a) The Board of Directors is authorized to issue up to 1,000,000 shares of preferred stock that may be issued in one or more series and with such stated value and terms as may be determined by the Board of Directors. There were 250 Series A preferred shares with a par value of $100,000 authorized, issued and outstanding at December 31, 2002 and 2001. The holder is Series A preferred stock is entitled to cumulative dividends at a rate which is recalculated on a quarterly basis. Common stock dividends may not be paid unless provision has been made for payment of Series A preferred dividends. The Series A preferred stock has not additional voting rights. The terms of the Series A preferred stock include the right of the Company to redeem all shares at par value any time at the option of the Company.

     (b) The maximum stockholder dividend, which can be paid without prior regulatory approval, is limited to an amount that is based on restrictions relating to statutory surplus. During 2002 and 2001, the Company paid dividends of $12,934,000 and $0, respectively, to its stockholders.

     (c) The Company's capital funds, as determined in accordance with statutory accounting practices, were $433,998,000 at December 31, 2002 and $448,546,000 at December 31, 2001. Statutory net loss amounted to $(80,001,000), $(139,231,000) and $(18,742,000) for 2002, 2001 and
          2000, respectively. These financial statements vary in certain respects from those prepared using statutory accounting practices prescribed or permitted by the Delaware Insurance Department.

          The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes without the limitations required for statutory purposes; (5) for regulatory purposes, future policy benefits, policyholder contract deposits, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes. In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification") guidance, which replaced the Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, such as deferred income taxes.

     (d) The Company received a capital contribution from the Parent in the amount of $59,000,000 during 2002. The contribution was received by the Company subsequent to December 31, 2002.

11. Employee Benefits

     (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan, which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 2002, 2001 and 2000 were approximately $2,000, $0, and $1,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 2002 by $449,000,000.

          The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is unfunded.

     (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which, during the three years ended December 31, 2002, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

     (c) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

     (d) The Parent applies APB Opinion 25 "Accounting for Stock Issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase the Parent's common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase the Parent's common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FAS 123 "Accounting for Stock-Based Compensation"(FAS 123), was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and, therefore, are not presented herein. Disclosures required by FAS 123 are included in the Annual Report of the Parent.

12. Leases

     (a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 2002, the future minimum lease payments under operating leases were as follows (in thousands):

                 Year                                           Payment
                 ----                                           -------
                 2003                                            $2,961
                 2004                                             2,479
                 2005                                                 5
                 2006 and later years                                 -
                                                                 ------
                 Total                                           $5,445
                                                                 ======

          Rent expense approximated $4,132,000, $4,588,000, and $5,579,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

13. Reinsurance

     (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

          The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 13). The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                                                 Percentage
                                                                                                                  of Amount
                                                                                                                   Assumed
       December 31, 2002                     Gross             Ceded          Assumed               Net             to Net
       -----------------                  ------------     ------------     ------------        -----------     -------------
        Life Insurance in Force           $44,235,453      $11,531,806      $     32,236        $32,735,883           0.1%
                                           ==========       ==========       ===========         ==========
        Premiums:
          Life                            $   145,331      $    30,205      $          -        $   115,126             -
          Accident and Health                 318,180          308,749            33,659             43,090          78.1%
          Annuity                             121,882                -                 -            121,882             -
                                         ------------------------------  ---------------        -----------
        Total Premiums                    $   585,393      $   338,954      $     33,659        $   280,098          12.0%
                                         ============     ============       ===========       ============


                                                                                                                 Percentage
                                                                                                                  of Amount
                                                                                                                   Assumed
       December 31, 2002                     Gross             Ceded          Assumed               Net             to Net
       -----------------                  ------------     ------------     ------------        -----------     -------------
        Life Insurance in Force           $45,364,330      $ 9,537,790      $     39,963        $35,866,503           0.1%
                                          ===========      ===========      ============        ===========
        Premiums:
          Life                            $   144,436      $    24,669      $        499        $   120,266           0.4%
          Accident and Health                 292,618          158,574           193,547            327,591          59.1%
          Annuity                             568,153                -                 -            568,153             -
                                          -----------      -----------      ------------        -----------
        Total Premiums                    $ 1,005,207      $   183,243      $    194,046        $ 1,016,010          19.1%
                                          ===========       ==========      ============        ===========

                                                                                                                 Percentage
                                                                                                                  of Amount
                                                                                                                   Assumed
       December 31, 2002                     Gross             Ceded          Assumed               Net             to Net
       -----------------                  ------------     ------------     ------------        -----------     -------------
        Life Insurance in Force           $40,120,366      $ 6,623,273       $    20,136        $33,517,229           0.1%
                                          ===========      ===========       ===========        ===========
        Premiums:
          Life                            $   523,382      $    18,220       $     1,676        $   506,838           0.3%
          Accident and Health                 241,019          124,806           201,825            318,038          63.5%
          Annuity                             138,972                -                 -            138,972              -
                                          -----------      -----------       -----------        -----------
        Total Premiums                    $   903,373      $   143,026       $   203,501        $   963,848          21.1%
                                          ===========      ===========       ===========        ===========

     (b) The maximum amount retained on any one life by the Company is $2,500,000.

     (c) Reinsurance recoveries, which reduced death and other benefits, approximated $155,038,000 and $150,795,000 respectively, for each of the years ended December 31, 2002 and 2001.

          The Company's reinsurance arrangements do not relieve the Company from its direct obligation to its insureds. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements

14. Transactions with Related Parties

     (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded for 2002 increased to $253,462,000 and $19,671,000, respectively due to the Company's transfer of a block of group accident and health business to National Union Fire Insurance Company of the Domestic Brokerage Group effective January 1, 2002. Premium income and commission ceded for 2001 amounted to $657,000 and $4, respectively. Premium income and commission ceded to affiliates amounted to $769,000 and $0 for the year ended December 31, 2000.

          Premium income and ceding commission expense assumed from affiliates decreased to $0 and $40,000, respectively, for 2002, compared to $186,371,000 and $33,126,000, respectively, for 2001, and $188,893,000 and $39,376,000, respectively for 2000. The decrease was due to the termination as of January 1, 2002 of the reinsurance agreement under which the Company assumed business from American Home Assurance Company.

     (b) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2002, 2001 and 2000, the Company was charged $48,756,000, $44,167,000 and $46,726,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $17,155,000, $21,588,000 and $24,359,000, respectively, for costs incurred by the Company but attributable to affiliates.

     (c) Effective January 1, 2002, the Company transferred a block of Group A&H business to National Fire Insurance Company of the Domestic Brokerage Group, an affiliated insurer. Written premium on this block was approximately $151,500,000 as of December 31, 2001.

15. Restructuring Charges

          In connection with the Parent's merger with American General Corporation during 2001, the Company incurred $34,700,000 in restructuring costs. Included in this amount is $20,900,000 of employee severance and termination related benefits. Of the total restructuring charges, approximately $31,700,000 has been paid as of December 31, 2002. The balance is included in Other Liabilities.